OFFICE LEASE

                     BASIC DEFINITIONS AND LEASE PROVISIONS

                            COMMERCE PLAZA HILLCREST

          A. The following list sets out certain defined terms and certain financial and other information pertaining to the lease:

          1. "Date of Lease":  September 8, 1999
                               ------------------------------------

          2.  "Landlord":  AETNA LIFE  INSURANCE  COMPANY,  C/O  ALLEGIS  REALTY
                           -----------------------------------------------------
INVESTORS, L.L.C.
-----------------

          3.  Landlord's  address:  12001 North Central  Expressway,  Suite 650,
                                    --------------------------------------------
Dallas, TX 75243-3735
---------------------

               Contact:  Asset Management
                         ----------------

               Telephone:  972-458-3300        Facsimile:  972-490-9440
                          ---------------                  ------------

          4. "Tenant": PHYMED, INC., a Texas Corporation
                       ---------------------------------

          5. Tenant's address: 12840 Hillcrest Road, Suite E100
                               --------------------------------
Dallas, Texas  75230
--------------------

              Contact:  Mr. George Barker
                        -----------------

              Telephone:                    Facsimile:
                         ------------------            ---------------------

          6.  Tenant's trade name:  PHYMED Diagnostic Imaging, Inc.
                                    -------------------------------

          7. "Building": Landlord's property located in the City of Dallas, Dallas County, Texas, which property is described or shown on Exhibit "A",
attached to the Lease.                                              -----------

          8. "Premises": A unit in the Building containing approximately 8,472 square feet in rentable area (measured by calculating lengths and widths to the exterior of outside walls and to the center of interior walls, without decuction for any columns or projections necessary to the building, and, if applicable, a proportionate share of any common areas located on the floor(s) on which the Premises is located and a proportionate share of any of the Building's public areas, management office, engineer's office, and mechanical spaces, e.g., service areas housing communications, HVAC, plumbing, fire protection and elevator equipment), being known as Suite E100 and being described or shown on Exhibit "B", attached to the Lease. With regard to Exhibit "B", the parties agree that the exhibit is attached solely for the purpose of locating the Building and the Premises within the Building and that no representation, warranty, or covenant is to be implied by any other information shown on the exhibit (i.e., any information as to buildings, tenants or prospective tenants, etc. is subject to change at any time). Should a party desire to measure the square footage of the Premises, it must do so at the time of construction of any leasehold improvements prior to the Commencement Date, or if no leasehold improvements are to be constructed, then prior to the Commencement Date. If such measurement reflects a different number, then, subject to the other party's verification of the number, the parties agree to make adjustments based on such measurement. In the event of a dispute regarding the method of calculation, the parties agree that the standards for measurement set by the Building Owners and Managers Association ("BOMA") shall govern and control. If no measurement is made prior to the Commencement Date, then the parties to this Lease will be deemed to have accepted the number contained herein as the square footage of rentable area of the Premises throughout the Lease Term, subject to adjustment only for any subsequent additions or deletions of space.

          9. "Commencement Date": September 1, 1999, subject to extension for any delay other than a Tenant Delay (as defined in Exhibit "E").
                                                   -----------

          10. "Lease Term": Commencing on the Commencement Date and continuing for Sixty (60) months after the Commencement Date; provided that if the Commencement Date is a date other than the first day of a calendar month, then the Lease Term shall be extended so that it expires at the end of the calendar month following the expiration of the months noted herein.

          11. "Base Rental": The total Base Rental for the Lease Term is $ 826,020.00 , payable as follows:

                Month(s)   Amount per s.f.   Amount per year    Amount per month

                 1-60       $19.50            $165,204.00        $13,767.00

          12. "Base Expense Stop": 1999 Base Year
                                   --------------

          13. "Tenant's Pro Rata Share":3.68 %, which is the percentage obtained by dividing (a) the square footage of rentable area of the Premises by (b) the square footage of rentable area of the Building.

          14. "Prepaid Rental": $ N/A , being an estimate of the Base Rental, for the N/A month(s) of the Lease Term, such prepaid rental being due and payable upon execution of this Lease.

          15. "Security Deposit":  $ 55,068.00 , such Security Deposit being due and payable upon execution of this Lease. If at the end of the 57th month of the term of the Lease, Tenant is not, and has never been in default of the Lease, then $41,301.00 of the Security Deposit shall be credited toward the 58th, 59th, and 60th months' Base Rental as herein defined.


          16. "Permitted Use": Imaging Center only and for no other use or purpose. Tenant acknowledges that the above specification of a "Permitted Use" means only that Landlord has no objection to the specified use and does not include any representation or warranty by Landlord that such specified use complies with applicable laws and/or requires special governmental permits.

          17. "Rent" or "rental":  All amounts due from Tenant to Landlord under
Section 4.5 of the Lease), are deemed to be "rent" or "rental".

          18. "Brokers":  Kennedy-Wilson Properties of Texas, Ltd.
                          ----------------------------------------

          B. The foregoing Basic Lease Information is incorporated into and made a part of the lease. If any conflict exists between any Basic Lease Information and the Lease, then the Lease shall control.

         IN WITNESS WHEREOF, Landlord and Tenant have entered into and executed this Lease on the Date of the Lease written above.

LANDLORD:                                     TENANT:


AETNA LIFE INSURANCE COMPANY                  PHYMED, INC., a Texas Corporation

By:  Allegis Realty Investors, LLC,           By:
     Its Investment Advisor and Agent

                                              Printed Name: George Barker

By:                                           Title:  President
     --------------------------------

Name:  James G. Hughes
Title:  Vice President

                                 LEASE AGREEMENT

                                    (Office)

         This LEASE AGREEMENT (the "Lease") is entered into as of the Date of Lease between AETNA LIFE INSURANCE COMPANY ("Landlord") and PHYMED, INC., a Texas Corporation ("Tenant").

                                    ARTICLE 1
                     BASIC DEFINITIONS AND LEASE PROVISIONS

         1.1 The definitions and basic provisions set forth in the Basic Definitions and Lease Provisions executed by Landlord and Tenant, and attached hereto, are incorporated herein by reference for all purposes.

                                    ARTICLE 2
                                   LEASE GRANT

         2.1 Subject to the terms and conditions of this Lease, Landlord leases to Tenant, and Tenant leases from Landlord, the Premises for the Lease Term.

         2.2 In addition, Tenant is granted the non-exclusive right to use in common with the other tenants and occupants the parking and other common areas of the Building, as such may be modified from time to time by Landlord. The grant herein provided shall not include any easement for light or air.

                                    ARTICLE 3
                      DELIVERY OF THE PREMISES; LEASE TERM

         3.1 The Lease Term shall be for the period of time specified in the Basic Definitions and Lease Provisions, beginning on the Commencement Date, as such date may be adjusted herein, and expiring on the Expiration Date. If this Lease is executed before the Premises become vacant, or otherwise available, or if any present tenant or occupant of the Premises holds over, and Landlord cannot acquire possession of the Premises to deliver to Tenant, or if Landlord is obligated to construct leasehold improvements in the Premises under the provisions of Exhibit "E", but is unable to complete the leasehold improvements by the Commencement Date due to an unavoidable delay, as defined in Exhibit "E", then Landlord shall not be deemed to be in default hereunder, and Tenant agrees to accept possession on such date as Landlord is able to deliver possession and the Commencement Date shall be postponed accordingly. Thereafter, this Lease shall continue for the full number of months set forth in the Lease Term. Except for a postponement of the Commencement Date, this Lease shall not be affected by any failure to deliver possession as a result of an event noted above and Tenant shall have no claim for damages against Landlord as a result thereof, all of which claims are hereby waived and released by Tenant.

         3.2 If Tenant takes possession of the Premises prior to the Commencement Date for any reason, then such possession shall be subject to all the terms and conditions of the Lease and Tenant shall pay Base Rental and other rent to Landlord on a per diem basis for each day of occupancy prior to the Commencement Date at the rate payable for the first month of the Lease Term. Tenant shall not, however, be obligated to pay Base Rental and other rent to Landlord prior to the Commencement Date if such early occupancy is only for the purpose of constructing leasehold improvements if Tenant is required to do so under the provisions of Exhibit "E".

         3.3 By taking possession of the Premises, it shall be conclusive evidence that Tenant has inspected the Premises (and has sufficient knowledge and expertise to make such inspection or has caused the Premises to be inspected on its behalf by one or more persons with such knowledge and expertise), that Tenant has accepted the Premises and Building as being in good and satisfactory condition, suitable for the purposes herein intended and that the same comply fully with Landlord's covenants and obligations under the Lease with respect to the construction of leasehold improvements, except for any punchlist items agreed to in writing by Landlord and Tenant, if Landlord performed the construction of leasehold improvements. Tenant acknowledges and agrees that Landlord has made no representation or warranty, express or implied, as to the habitability, suitability, quality, condition or fitness of the Premises or Building, and Tenant waives, to the extent permitted by applicable law, any defects in the Premises or Building and any claims arising therefrom, save and except those arising from any construction or repair obligations of Landlord expressly provided for in the Lease.

         3.4 Following the Commencement Date, Landlord shall prepare a Commencement Date Letter in the form attached hereto as Exhibit "F" setting forth the Commencement Date, Expiration Date, and confirming Tenant's acceptance of the Premises and that Landlord has performed all of its obligations with respect to delivery of the Premises, except as to any punchlist items previously specified in writing and related to any construction performed by Landlord. Tenant shall execute and deliver the Commencement Date Letter to Landlord within ten (10) days after delivery by Landlord.

                                    ARTICLE 4
                                      RENT

         4.1 Tenant promises and agrees to pay Landlord at Landlord's address set forth in the Lease, or such other address as Landlord may provide to Tenant, the Base Rental and all other rent charged under this Lease without deduction or set off, for each month of the entire Lease Term. The first monthly installment of Base Rental shall be payable by Tenant to Landlord contemporaneously with the execution of the Lease, and thereafter, a monthly installment of Base Rental, as may be adjusted in accordance with the provisions of the Lease, shall be due and payable, in advance, without notice or demand on or before the first day of each succeeding calendar month during the Lease Term. The Base Rental for any fractional month at the beginning or end of the Lease Term shall be prorated.

         4.2 The Base Rental is determined, in part, on Landlord's estimate of Basic Costs incurred by Landlord each year in connection with its ownership, operation and management of the Building. In the event that the Basic Costs increase, or are estimated by Landlord to increase, above the levels charged to Landlord on the Date of the Lease, Landlord shall charge to Tenant and Tenant agrees to pay as additional rental Tenant's Pro Rata Share of any such increases in Basic Costs in accordance with the provisions of Exhibit "C".

         4.3 The Security Deposit shall be paid to Landlord contemporaneously with the execution of the Lease. Landlord shall hold the Security Deposit without liability for interest and as security for the performance by Tenant of Tenant's covenants and obligations under the Lease, it being expressly understood that such deposit shall not be considered an advance payment of rental or a measure of Landlord's damages in case of default by Tenant. Upon the occurrence of any Event of Default by Tenant, Landlord may, from time to time, without prejudice to any other remedy, use the Security Deposit to the extent necessary to make good any arrearage of rent and any other damage, injury, expense or liability caused to Landlord by such Event of Default. Following any such application of the Security Deposit, Tenant shall pay to Landlord on demand the amount so applied in order to restore the Security Deposit to its original amount. If Tenant is not then in default of this Lease, any remaining balance of the Security Deposit shall be returned by Landlord to Tenant upon termination of the Lease. If Landlord transfers its interest in the Premises during the Lease Term, Landlord may assign the Security Deposit to the transferee and thereafter shall have no further liability for the return of the Security Deposit.

         4.4 Tenant hereby acknowledges that late payment to Landlord of rent due hereunder will cause Landlord to incur costs and inconvenience not contemplated by the Lease, the exact amount of which will be extremely difficult to ascertain. If any rent due from Tenant is not received by Landlord or Landlord's designated agent within ten (10) days after its due date, then Tenant shall pay to Landlord as a late charge ten percent (10%) of such overdue amount, plus any attorney's fees incurred by Landlord by reason of Tenant's failure to pay rent when due hereunder. The parties hereby agree that such late charges represent a fair and reasonable estimate of the cost that Landlord will incur by reason of Tenant's late payment. Landlord's acceptance of such late charges shall not constitute a waiver of Tenant's default with respect to such overdue amount or estop Landlord from exercising any of the other rights and remedies granted hereunder.

         4.5 All payments required of Tenant under the Lease shall bear interest, beginning on the day after the due date until paid at the lesser of twelve percent ( 12 %) per annum or the maximum lawful rate ("Default Interest"). In no event, however, shall the charges permitted under this paragraph or elsewhere in the Lease, to the extent the same are considered to be interest under applicable law, exceed the maximum lawful rate of interest.

         4.6 No payment by Tenant or receipt by Landlord of a lesser amount than the rent due under this lease shall be deemed to be other than on account of the earliest rent due hereunder, nor shall any endorsement or statement on any check or any letter accompanying any check or payment as rent be deemed an accord and satisfaction, and Landlord may accept such check or payment without prejudice to Landlord's right to recover the balance of such rent or to pursue any other remedy provided in this lease or at law or in equity.

                                    ARTICLE 5
                                    SERVICES

         5.1 Provided no Event of Default exists, Landlord shall use all reasonable efforts to furnish to Tenant the following services: (i) water (hot and cold) at those points of supply provided for general use of tenants of the Building; (ii) heated and refrigerated air conditioning ("HVAC") as appropriate, during Normal Business Hours (which shall be on generally accepted business days from 6:30am to 8:30pm , Monday through Friday and 8:00am to 4:00pm on
Saturdays), and at such temperatures and in such amounts as are reasonably considered by Landlord to be standard; (iii) janitorial service comparable to that provided in other office buildingson business days (if Tenant's use or floor covering or other leasehold improvements require special services, then Tenant shall, at Landlord's option, either retain another cleaning contractor to perform such services [with Landlord's approval] or pay the additional cost reasonably determined by Landlord attributable to the special services, as additional rent) and such window washing as may from time to time in Landlord's judgment be reasonably required; (iv) if a multi-floor building, then elevators for ingress and egress to the floor on which the Premises are located, in common with other tenants, provided that Landlord may reasonably limit the number of elevators in operation at times other than during customary business hours and on holidays; (v) replacement of Building-standard light bulbs and fluorescent tubes; and (vi) electrical current other than for lighting or equipment requiring more than 110 volts, or other than for lighting or equipment with electrical energy consumption that exceeds normal office usage as reasonably determined by Landlord. If Tenant desires any HVAC service after Normal Business Hours, such service shall be supplied to Tenant upon the written request of Tenant delivered to Landlord before 3 p.m. on the business day before the service is to be provided, and Tenant shall pay to Landlord the cost of such service with the next due installment of monthly rent after Landlord has delivered to Tenant an invoice therefor.

         5.2 Tenant shall not install any electrical equipment requiring special wiring or voltage in excess of 110 volts or otherwise exceeding Building capacity unless approved in advance by Landlord. If approved, Landlord shall use reasonable efforts to furnish electrical current for such lighting or equipment through the then-existing feeders and risers serving the Building and the Premises, and Tenant shall pay to Landlord the cost of such service with the next due installment(s) of monthly rent after Landlord has delivered to Tenant an invoice therefor. Landlord may determine the amount of such additional consumption and potential consumption by either or both: (i) a survey of Tenant's potential usage of electricity and that of standard or average tenant usage of electricity in the Building performed by a reputable consultant selected by Landlord and paid for by Tenant; or (ii) a separate meter in the Premises installed, maintained, and read by Landlord, at Tenant's expense. In no event will the use of electricity in the Premises exceed the capacity of existing feeders and risers to or wiring in the Premises. If additional risers or wiring are required to meet Tenant's excess electrical requirements, Landlord, in it sole and absolute judgment, may elect to permit same at the sole cost and expense of Tenant, provided such additional feeders, risers or wirings shall not cause permanent damage or injury to the Building or the Premises, cause or create a dangerous or hazardous condition, entail excessive or unreasonable alterations, repairs, or expenses, or interfere with or disturb other tenants of the Building. If Tenant uses machines or equipment in the Premises which affect the standard temperature otherwise maintained by the air conditioning system, Landlord may install supplemental air conditioning units or other supplemental equipment in the Premises, and the cost thereof, including the cost of installation, operation, use, and maintenance, shall be paid by Tenant to Landlord with the next due installment of rent after Landlord has delivered to Tenant an invoice therefor.

         5.3 Landlord's obligation to furnish services under Section 5.1 shall be subject to the rules and regulations of the supplier of such services and governmental rules and regulations. Landlord may, upon not less than thirty (30) days' prior written notice to Tenant, discontinue any such service to the Premises, provided Landlord first arranges for a direct connection thereof through the supplier of such service. Tenant shall, however, be responsible for contracting with the supplier of such service and for paying all deposits for, and costs relating to, such service.

         5.4 Failure to any extent to furnish any service described above or any stoppage or interruption of those services resulting from any cause shall not render Landlord liable in any respect for damages, nor be construed as an eviction of Tenant or work an abatement of rent, nor relieve Tenant from fulfillment of any covenant or agreement contained in the Lease.

                                    ARTICLE 6
                                       USE

         6.1 Tenant shall use the Premises only for the Permitted Use. Tenant will not occupy or use the Premises, or permit any portion of the Premises to be occupied or used, for any business or purpose other than the Permitted Use or for any use or purpose which is unlawful or deemed to be disreputable in any manner, or dangerous to life, limb or property, or extrahazardous on account of fire, nor permit anything to be done which will in any way increase the premiums for insurance coverage on the Building or contents therein, or invalidate any insurance coverage on the Building. Tenant will conduct its business and control its agents, employees and invitees in such a manner as not to create any nuisance, nor interfere with, annoy or disturb other tenants or Landlord, in the management of the Building. Tenant will not commit waste and will maintain the Premises in a clean, healthful and safe condition and will comply with all laws, ordinances, orders, rules and regulations (state, federal, municipal, insurance and other agencies or bodies having any jurisdiction thereof) with reference to the use, condition or occupancy of the Premises, including, without limitation, all environmental, health and safety laws and the Americans with Disabilities Act. Tenant will secure at its own expense all permits and licenses required for the transaction of business from the Premises in accordance with the Permitted Use. Tenant will receive or take delivery of goods or merchandise and will remove all garbage and trash only in the manner and areas prescribed by Landlord from time to time. Tenant will not display or sell merchandise outside the exterior walls and doorways of the Premises and may not use such areas for storage. Tenant will not keep any substance or carry on or permit any operation which might emit offensive odors or conditions into other parts of the Building or use any apparatus which might make undue noise or vibrations in the Building. Tenant further agrees not to install any exterior lighting, amplifiers or similar devices or use in or about the Premises an advertising medium which may be heard or seen outside the Premises, such as flashing lights, searchlights, loudspeakers, phonographs or radio broadcasts.

         6.2 Tenant will, and will cause all its employees, agents, contractors and invitees to, comply fully with all rules and regulations of the Building adopted by Landlord from time to time. A copy of the rules and regulations for the Building, existing on the Date of the Lease, are attached hereto as Exhibit "D". Landlord shall at all times have the right to change such rules and regulations or to promulgate other rules and regulations in such reasonable manner as may be deemed advisable for the safety, care, or cleanliness of the Building or Premises, and for the preservation of good order therein, all of which rules and regulations, changes and amendments will be forwarded to Tenant in writing and shall be carried out and observed by Tenant.

                                    ARTICLE 7
                                     SIGNAGE

         7.1 Tenant shall not install any signs, window or door lettering or advertising media of any type in, on or about the Premises or any part thereof, except for such tenant identification information as Landlord permits to be included or shown on any directory maintained in the front lobby of the Building and adjacent to the access door or doors to the Premises or such other items as Landlord approves. Should Landlord agree in writing to any of the foregoing items, Tenant agrees to maintain same in good condition and repair at all times.

                                    ARTICLE 8
                                  COMMON AREAS

         8.1 The use and occupation by Tenant of the Premises shall include the use in common with others entitled thereto of the common areas. The term "common areas" shall mean those portions of the Building intended for the common use of all tenants including, among other facilities, the parking areas, service roads, loading facilities, sidewalks, and such other facilities as may be designated by Landlord from time to time as common areas, subject, however, to the terms and conditions of this Lease and to the rules and regulations governing the use of the common areas as prescribed from time to time by Landlord. Landlord shall have the right from time to time to change the area, level, location and arrangement of the common areas.

         8.2 The common areas shall at all times be subject to the exclusive control and management of Landlord. Landlord shall police the common areas and maintain them in good condition and repair throughout the Lease Term.

         8.3 All common areas and facilities, which Tenant may be permitted to use are to be used under a revocable license, and if such areas are diminished, Landlord shall not be subject to any liability nor shall Tenant be entitled to any compensation or diminution or abatement of rent, nor shall the diminution of such areas be deemed constructive or actual eviction.

         8.4 Tenant shall have the right to park in the parking areas in common with other tenants of the Building upon such terms and conditions established by Landlord at any time during the Lease Term, including the imposition of a reasonable parking charge if required by governmental authority or as otherwise provided for in the Lease. Tenant agrees not to overburden the parking areas and agrees to cooperate with Landlord and the other tenants in use of the parking areas. Landlord reserves the right in its absolute discretion to determine whether the parking areas are becoming overburdened and to allocate and assign parking spaces among Tenant and other tenants, and to reconfigure the parking areas and modify the existing ingress to and egress from the parking areas as Landlord shall deem appropriate.

                                    ARTICLE 9
                                   ALTERATIONS

         9.1 Any leasehold improvements to the Premises contemplated by Landlord and Tenant to be made prior to the commencement of the Lease Term shall be performed in accordance with the provisions of Exhibit "E".

         9.2 Other than any leasehold improvements to be made under Section 9.1, Tenant shall not make, or allow to be made, any alterations, additions or improvements to the Premises without the prior written approval of Landlord. All alterations, additions or improvements installed on the Premises by either party, including, without limitation, fixtures, but excluding readily movable trade fixtures, shall become the property of Landlord at the expiration of the Lease Term, unless Landlord requests their removal, in which event, Tenant shall remove any such alterations, additions or improvements and restore the Premises to its original condition at Tenant's expense.

         9.3 Prior to commencing any construction work on the Premises, Tenant must furnish to Landlord adequate plans and specifications for the written approval of Landlord. Once approved, Tenant shall not modify the plans and specifications without, again, obtaining the written approval of Landlord. Landlord's approval of the plans and specifications shall not be deemed to be a representation by Landlord that such plans and specifications comply with applicable insurance requirements, building codes, ordinances, laws or regulations.

         9.4 All construction work shall be performed only by Landlord or by contractors and subcontractors approved in writing by Landlord. If Landlord does not perform the construction work, then Tenant shall cause all of its contractors and subcontractors to procure and maintain insurance coverage against such risks and in such amounts as Landlord may reasonably require and with such companies as Landlord may reasonably approve. Landlord may also require Tenant to furnish a payment and performance bond, reasonably satisfactory to Landlord in an amount covering the cost of the construction work, and/or require Tenant to obtain a waiver and release of liens from all contractors and subcontractors prior to commencement of the construction work. Tenant agrees to indemnify Landlord and hold Landlord harmless against any loss, liability or damage resulting from any such construction work performed by Tenant or on Tenant's behalf.

         9.5 All construction work by, or on behalf of, Tenant must be performed in a good and workmanlike manner in accordance with the approved plans and specifications, lien-free, and in compliance with all governmental laws and requirements. Tenant shall only utilize new materials of a quality that is equal or better than the quality of those materials already on the Premises.

         9.6 Tenant shall not permit any mechanic's liens to be filed against the Premises or the Building for any work performed, materials furnished, or obligation incurred by or at the request of Tenant, including, but not limited to, any work performed, materials furnished, or obligations incurred by or at the request of Tenant for construction performed under the provisions of Exhibit "E". If such a lien is filed, then Tenant shall, within ten (10) days after Landlord has delivered notice of the filing to Tenant, either pay the amount of the lien or diligently contest such lien, in which event, Tenant shall deliver to Landlord a bond or other security reasonably satisfactory to Landlord. If Tenant fails to timely take either such action, then Landlord may, at its election, pay the lien claim without inquiry as to the validity thereof, and any amounts so paid, plus Landlord's expenses and an administrative fee equal to fifteen percent (15%) of the amount paid, shall be paid by Tenant to Landlord as additional rental within ten (10) days after Landlord has delivered to Tenant an invoice therefor. No work which Landlord permits Tenant to perform in the Premises shall be deemed to be for the immediate use or benefit of Landlord so that no mechanics or other lien shall be allowed against the estate of Landlord by reason of its consent to such work.

                                   ARTICLE 10
                                     REPAIRS

         10.1 Landlord shall not be required to make any repairs or replacements of any kind or character on the Premises during the Lease Term except repairs to the exterior walls, corridors, window, roof and other structural elements and equipment of the Building, except when such repairs are caused by fire or other casualty, in which event, the provisions of Article 13 shall govern and control. Landlord shall not be responsible for termite, or other insect, or vermin eradication. Subject to the provisions of any waiver contained in Section 12.2, Landlord shall not be required to make any repairs occasioned by the acts or negligence of Tenant, its agents, employees, contractors and invitees. Tenant shall give immediate written notice to Landlord of the need for repairs or corrections and Landlord shall have a reasonable time to make such repairs or corrections. Landlord's liability hereunder shall be limited to the cost of such repairs or corrections. Tenant waives the provisions of any law permitting Tenant the right to make repairs and deduct the expense of such repairs from the rent due under the lease.

         10.2 Landlord may, at its option and at the cost and expense of Tenant, repair or replace any damage or injury done to the Building or any part thereof, caused by Tenant, its agents, employees, contractors or invitees. Tenant shall pay such costs, plus an administrative fee equal to fifteen percent (15%) of the costs, to Landlord on the next date an installment of Base Rental is due following notice from Landlord of the costs. Tenant further agrees throughout the Lease Term to maintain and keep the interior of the Premises in good repair and condition at Tenant's expense.

                                   ARTICLE 11
                            ASSIGNMENT AND SUBLETTING

         11.1 Tenant shall not, without the prior written consent of Landlord (which Landlord may grant or deny in its sole discretion), (i) advertise that any portion of the Premises is available for lease, (ii) assign, transfer, or encumber this Lease or any estate or interest herein, whether directly or by operation of law, (iii) permit any other entity to become Tenant hereunder by merger, consolidation, or other reorganization (iv) if Tenant is an entity other than a corporation whose stock is publicly traded, permit the transfer of an ownership interest in Tenant so as to result in a change in the current control of Tenant, (v) sublet any portion of the Premises, (vi) grant any license, concession, or other right of occupancy of any portion of the Premises, or (vii) permit the use of the Premises by any parties other than Tenant (any of the events listed in Sections 11.1(ii) through 11.1(vii) being a "Transfer"). If Tenant requests Landlord's consent to a Transfer, then Tenant shall provide Landlord with a written description of all terms and conditions of the proposed Transfer, copies of the proposed documentation, and the following information about the proposed transferee: name and address; reasonably satisfactory information about its business and business history; its proposed use of the Premises; banking, financial, and other credit information; and general references sufficient to enable Landlord to determine the proposed transferee's creditworthiness and character. Tenant shall reimburse Landlord for its attorneys' fees and other expenses incurred in connection with considering any request for its consent to a Transfer. If Landlord consents to a proposed Transfer, then the proposed transferee shall deliver to Landlord a written agreement whereby it expressly assumes the obligations of Tenant hereunder; however, any transferee of less than all of the space in the Premises shall be liable only for the obligations under this Lease that are properly allocable to the space subject to the Transfer, and only to the extent of the rent it has agreed to pay Tenant therefor. Landlord's consent to a Transfer shall not release Tenant from performing its obligations under this Lease, but rather Tenant and its transferee shall be jointly and severally liable therefor. Landlord's consent to any Transfer shall not waive Landlord's rights as to any subsequent Transfers. If an Event of Default occurs while the Premises or any part thereof are subject to a Transfer, then Landlord, in addition to its other remedies, may collect directly from such transferee all rents becoming due to

Tenant and apply such rents against Base Rental and other amounts due under this Lease. Tenant authorizes its transferees to make payments of rent directly to Landlord upon receipt of notice from Landlord to do so.

         11.2 Landlord may, within thirty (30) days after submission of Tenant's written request for Landlord's consent to a Transfer, cancel this Lease (or, as to a subletting or assignment, cancel as to the portion of the Premises proposed to be sublet or assigned) as of the date the proposed Transfer was to be effective. If Landlord cancels this Lease as to any portion of the Premises, then this Lease shall cease for such portion of the Premises and Tenant shall pay to Landlord all Base Rental and other amounts accrued through the cancellation date relating to the portion of the Premises covered by the proposed Transfer and all brokerage commissions paid or payable by Landlord in connection with this Lease that are allocable to such portion of the Premises. Thereafter, Landlord may lease such portion of the Premises to the prospective transferee (or to any other person) without liability to Tenant.

         11.3 Tenant shall pay to Landlord, immediately upon receipt thereof, all compensation received by Tenant for a Transfer that exceeds the Base Rental and other amounts due under the Lease, excluding any amount due under this
Section 11.3 and allocable to the portion of the Premises covered thereby.

         11.4 Landlord may sell, transfer, assign or convey all or any part of its interest in the Building and the Lease and, in the event Landlord assigns its interest in this Lease, Landlord shall be released from any further obligation and liabilities hereunder, and Tenant agrees to attorn and look solely to Landlord's successor-in-interest for performance of such obligation.

                                   ARTICLE 12
                   INSURANCE; WAIVERS; SUBROGATION; INDEMNITY

         12.1 Tenant shall at its expense procure and maintain throughout the Lease Term the following insurance policies: (i) commercial general liability insurance in amounts of not less than $1,000,000 per occurrence, combined single limit, or such other amounts as Landlord may from time to time reasonably require, insuring Tenant, Landlord and Landlord's agents against all liability for injury to or death of a person or persons or damage to property arising from the use and occupancy of the Premises, (ii) contractual liability insurance coverage sufficient to cover Tenant's indemnity obligations hereunder, (iii) casualty insurance, including "all risks" and fire and extended coverage insurance covering the full value of Tenant's leasehold improvements, personal property and other property (including the property of others), located in or on the Premises, (iv) workman's compensation insurance, containing a waiver of subrogation endorsement reasonably acceptable to Landlord, (v) comprehensive automobile liability insurance, insuring Tenant, Landlord and Landlord's agents,
(vi) business interruption insurance, and (vii) such other insurance and in such amounts as Landlord may reasonably require from time to time. Tenant's insurance shall provide primary coverage to Landlord when any policy issued to Landlord provides duplicate or similar coverage, and in such circumstance, Landlord's policy will be excess over Tenant's policy. Tenant shall furnish certificates of insurance and such other evidence satisfactory to Landlord of the maintenance of all insurance coverages required hereunder prior to the Commencement Date, and Tenant shall obtain a written obligation on the part of each insurance company to notify Landlord at least thirty (30) days before cancellation or a material change of any such insurance. All such insurance policies shall name Landlord as additional insured or loss payee, as applicable, and otherwise shall be in form, and issued by companies, reasonably satisfactory to Landlord and with deductibles reasonably satisfactory to Landlord. Tenant's failure to maintain any insurance hereunder shall constitute an Event of Default without any written notice required of Landlord and, in such event, Landlord shall have the right, but not the obligation, to purchase any insurance that has lapsed. Should Landlord elect to purchase insurance on behalf of Tenant, then Tenant shall reimburse to Landlord the cost of such insurance and an administrative fee of fifteen percent (15%) of the amount of the premium within ten (10) days of the date of the notice from Landlord seeking the reimbursement. The policy limits of any insurance required to be carried by Tenant shall not limit the liability of Tenant under this Lease.

         12.2 Landlord shall not be liable to Tenant or those claiming by, through, or under Tenant for any injury to or death of any person or persons or the damage to or theft, destruction, loss, or loss of use of any property or inconvenience (a "Loss") caused by casualty, theft, fire, third parties, or any other matter (including Losses arising through repair or alteration of any part of the Building, or failure to make repairs, or from any other cause), regardless of whether the negligence of any party caused such Loss in whole or in part. Landlord and Tenant waive any claim each might have against the other for any damage to or theft, destruction, loss, or loss of use of any property, to the extent the same is covered under any insurance policy that covers the

Building, the Premises, Landlord's or Tenant's fixtures, personal property, leasehold improvements, or business, or, in the case of Tenant's waiver, is required to be insured against under the terms of the Lease, regardless that the negligence or fault of the other party caused such loss; however, the waiver shall not apply to the portion of any damage which is not reimbursed by the damaged party's insurance by reason of the deductible in such party's insurance coverage, or apply to any coinsurance penalty which Landlord might sustain. Each party shall cause its insurance carrier to endorse all applicable policies waiving the carrier's rights of recovery under subrogation or otherwise against the other party.

         12.3 Subject to the provisions of Section 12.2, Tenant shall defend, indemnify, and hold harmless Landlord and its employees and agents from and against all claims, demands, liabilities, causes of action, suits, judgments, and expenses (including attorneys' fees) for any Loss arising from an occurrence on the Premises or caused by or resulting from the condition of the Premises, or from the acts or omissions of Tenant or Tenant's employees, agents, contractors or invitees, or from Tenant's failure to perform any of its obligations under this Lease (other than a Loss arising from the gross negligence or willful misconduct of Landlord or its employees or agents), even though caused or alleged to be caused by the joint, comparative, or concurrent negligence or fault of Landlord or its employees and agents, and even though any such claim, cause of action, or suit is based upon or alleged to be based upon the strict liability of Landlord or its employees and agents, provided that this indemnity shall not apply to the gross negligence or willful misconduct of Landlord or its employees or agents. This indemnity provision is intended to indemnify Landlord and its employees and agents against the consequences of their own negligence or fault (but not the gross negligence or willful misconduct of Landlord or its employees or agents) as provided above when Landlord or its employees and agents are jointly, comparatively, or concurrently negligent with Tenant.

         12.4 Tenant shall not use, and shall not permit any subtenant, licensee, concessionaire, employee, agent or invitee (hereinafter collectively "Tenant's Representatives") to use, any portion of the Premises or Building, for the placement, storage, manufacture, disposal or handling of any hazardous materials (hereinafter defined) unless Tenant complies with all applicable environmental laws (federal, state or local), including, but not limited to those for obtaining proper permits. In the event Tenant or Tenant's Representatives desire to use or place hazardous materials on the Premises it shall notify Landlord in writing thirty (30) days prior to such proposed use or placement, and provide the names of the hazardous materials, procedures to insure compliance with the applicable environmental law and such other information as Landlord may reasonably request.

         In the event Tenant or Tenant's Representatives places, releases or discovers any hazardous materials on the Premises or Building in violation of applicable environmental laws, Tenant shall immediately notify Landlord of such fact in writing within twenty-four (24) hours of the placement, release or discovery. Tenant shall not attempt any removal, abatement or remediation of those hazardous materials on the Premises in violation of applicable environmental laws, without obtaining the additional written consent of Landlord, which consent may be specifically conditioned on Landlord's right to approve the scope, timing and techniques of any such work and the appointment of all contractors, engineers, inspectors and consultants in connection with any such work. Tenant shall be responsible for the cost of any removal, abatement and remediation work of any hazardous materials placed, stored, manufactured, disposed of or handled by Tenant or Tenant's Representatives on the Premises or any other portion of the Building and for the cost of any removal, abatement or remediation of any hazardous materials which might be disturbed or released as a result of any remodeling or construction in the Premises by Tenant or Tenant's Representatives. Such costs shall include, without limitation, the cost of any supervision by Landlord, its employees or agents, in connection with such work. Tenant shall comply with all environmental laws in connection with any such removal.

         Tenant shall indemnify Landlord, its shareholders, directors, officers, employees and agents and hold them harmless, from and against any loss, damage (including, without limitation, a loss in value of the Building or damages due to restrictions on marketing contaminated space), cost, liability or expense (including reasonable attorneys' fees and expenses and court costs) arising out of the placement, storage, use, manufacture, disposal, handling, removal, abatement or remediation of any hazardous materials by Tenant or Tenant's Representatives on the Premises or Building, or any removal, abatement or remediation of any hazardous materials required hereunder to be performed or paid for by Tenant, with respect to any portion of the Premises or the Building, or arising out of any breach by Tenant of its obligations under this paragraph.

         The term "hazardous materials" as used herein shall mean (i) any "hazardous waste" as defined by the Resource Conservation and Recovery Act of 1976 (42 U.S.C. Section 6901 et seq.), as amended from time to time, and regulations promulgated thereunder; (ii) any "hazardous substance" as defined by the Comprehensive Environmental Response, Compensation and Liability Act of 1980 (42 U.S.C. Section 9601, et seq.), as amended from time to time, and regulations promulgated thereunder; (iii) asbestos or polychlorinated biphenyls; (iv) any substance the presence of which on the Building or on the Premises is prohibited or regulated by any federal, state or local law, regulation, code or rule; and
(v) any other substance which requires special handling or notification of any federal, state or local governmental entity in its collection, storage, treatment, or disposal.

         12.5 The indemnification provisions contained in Article 12 shall survive the termination of this Lease.


                                   ARTICLE 13
                                FIRE AND CASUALTY

         13.1 If the Premises or or Building or any part thereof shall be damaged by fire or other casualty, Tenant shall give prompt written notice thereof to Landlord and Landlord may, at its option, terminate this Lease by notifying Tenant in writing of such termination within sixty (60) days after the date of such damage, in which event the rent hereunder shall be abated as of the date of such damage. If Landlord does not elect to terminate this Lease, Landlord shall as soon as reasonably practical after the date of such damage commence to repair and restore the Building with reasonable diligence (except that Landlord shall not be responsible for delays outside its control) to substantially the same condition in which it was immediately prior to the happening of the casualty, except that Landlord shall not be required to rebuild, repair or replace any part of Tenant's leasehold improvements (except to the extent originally paid by Landlord), furniture, furnishings or fixtures and equipment removable by Tenant under the provisions of this Lease, and the Lease Term will be extended by the period of time equal to the time to repair and restore the damage. Tenant agrees to rebuild and restore any leasehold improvements to the extent not required of Landlord. Tenant shall commence any such work upon written notice from Landlord. Any insurance which may be carried by Landlord or Tenant against loss or damage to the Building or to the Premises shall be for the sole benefit of the party carrying such insurance and under its sole control.

         13.2 Landlord shall not be liable for any inconvenience or annoyance to Tenant or injury to the business of Tenant resulting in any way from such damage or the repair thereof. Subject to the provisions of the remainder of this paragragh, Landlord shall allow Tenant a fair diminution of rent during the time and to the extent the Premises are unfit for occupancy. The diminution of rent shall expire on the date Landlord delivers the Premises to Tenant ready for occupancy (if Landlord originally provided the leasehold improvements) or (ii) on the date following an equivalent time allowed Tenant for the construction of leasehold improvements after Landlord delivered the Premises to Tenant ready for Tenant to rebuild its leasehold improvements, as contemplated in Exhibit "E" (if Tenant originally provided the leasehold improvements). If the Premises or any other portion of the Building is damaged by fire or other casualty resulting from the fault or negligence of Tenant or any of Tenant's agents, employees or invitees, the rent hereunder shall not be diminished during the repair of such damage and Tenant shall be liable to Landlord for the cost and expense of the repair and restoration of the Building caused thereby to the extent such costs and expenses are not covered by insurance proceeds.

                                   ARTICLE 14
                                  CONDEMNATION

         14.1 If all of the Building should be taken for any public or quasi-public use under any governmental law, ordinance or regulation or by right of eminent domain or by private purchase in lieu thereof, this Lease shall terminate and the rent shall be abated during the unexpired portion of the Lease Term, effective on the date physical possession is taken by the condemning authority, and Tenant shall have no claim against Landlord for the value of any unexpired Lease Term.

         14.2 In the event a portion but not all of the Building shall be taken for any public or quasi-public use under any governmental law, ordinance or regulation, or by right of eminent domain, by private sale in lieu thereof and the partial taking or condemnation shall render the Building unsuitable for continued operation, then Landlord shall have the option, in its sole discretion, of terminating this Lease or, at Landlord's sole risk and expense, restoring and reconstructing the Building to the extent necessary to make same reasonably tenantable. Should Landlord not elect to terminate this Lease, then Landlord shall restore the Premises and the Lease shall continue in full force and effect with the rent payable during the unexpired portion of this Lease being adjusted to such an extent as may be fair and reasonable under the circumstances, and Tenant shall have no claim against Landlord for the value of any interrupted portion of this Lease.

         14.3 Landlord shall be entitled to receive all of the compensation awarded upon a condemnation (or the proceeds of a private sale in lieu thereof) of all or any part of the Building or the Premises, including any award for the value of any unexpired Lease Term, and Tenant hereby assigns to Landlord and expressly waives all claim to any such compensation. However, Tenant reserves for itself any separate award made for relocation cost or loss of any of Tenant's trade fixtures, provided no such award shall diminish the amount that would otherwise be awarded to Landlord.

                                   ARTICLE 15
                       SUBORDINATION, ATTORNMENT, ESTOPPEL

         15.1 This Lease shall be subordinate to any deed of trust, mortgage, or other security instrument (a "Mortgage"), or any ground lease, master lease, or primary lease (a "Primary Lease"), that now or hereafter covers all or any part of the Premises (the mortgagee under any Mortgage or the lessor under any Primary Lease is referred to herein as "Landlord's Mortgagee"), including any modifications, renewals or extensions of such Mortgage or Primary Lease. Notwithstanding the foregoing, Tenant agrees that any such Landlord's Mortgagee shall have the right at any time to subordinate such Mortgage or Primary Lease to this Lease on such terms and subject to such conditions as Landlord's Mortgagee may deem appropriate in its discretion. Tenant agrees upon demand to execute such further instruments subordinating this Lease or attorning to the Landlord's Mortgagee as Landlord may request. In the event that Tenant should fail to execute any subordination or other agreement required by this paragraph, promptly as requested, Tenant hereby irrevocably constitutes Landlord as its attorney in fact to execute such instrument in Tenant's name, place and stead, it being agreed that such power is one coupled with an interest.

         15.2 Tenant shall attorn to any party succeeding to Landlord's interest in the Premises, whether by purchase, foreclosure, deed in lieu of foreclosure, power of sale, termination of lease, or otherwise, upon such party's request, and shall execute such agreements confirming such attornment as such party may reasonably request.

         15.3 Tenant shall not seek to enforce any remedy it may have for any default on the part of the Landlord without first giving written notice by certified mail, return receipt requested, specifying the default in reasonable detail, to any Landlord's Mortgagee whose address has been given to Tenant, and affording such Landlord's Mortgagee a reasonable opportunity to perform Landlord's obligations hereunder.

         15.4 Tenant agrees that, within ten (10) days of written request by Landlord, it will execute and deliver to such persons as Landlord shall request a statement in recordable form certifying that this Lease is unmodified and in full force and effect (or if there have been modifications, that the same is in full force and effect as so modified), stating the dates to which rent and other charges payable under this Lease have been paid, stating that Landlord is not in default hereunder (or if Tenant alleges a default stating the nature of such alleged default) and further stating such other matters as Landlord shall reasonably require.

                                   ARTICLE 16
                                EVENTS OF DEFAULT

         16.1 The following shall be deemed to be Events of Default by Tenant under this Lease:

         (a) Tenant shall fail to pay any installment of Base Rental or any other rent or monetary sum when due under the provisions of the Lease.

         (b) Tenant shall fail to comply with any term, provision or covenant of this lease, other than the payment of a monetary sum, and such failure shall not be cured within ten (10) days after written notice thereof to Tenant.

         (c) Tenant or any guarantor of Tenant's obligations under this Lease shall become insolvent, or shall make a transfer in fraud of creditors, or shall make an assignment for the benefit of creditors.

         (d) Tenant or any guarantor of Tenant's obligations under this Lease shall file a petition under any state or federal bankruptcy or other insolvency statutes or Tenant or any guarantor of Tenant's obligations under this Lease shall be adjudged bankrupt or insolvent in proceeding filed against Tenant or guarantor thereunder and such adjudication shall not be vacated or set aside within thirty (30) days.

         (e) A receiver or trustee shall be appointed for all or substantially all of the assets of Tenant or any guarantor of the obligations of Tenant under this Lease and such receivership shall not be terminated or stayed within thirty
(30) days.

         (f) Tenant shall do or permit to be done anything which creates a lien upon the Premises or upon all or any part of the Building.

         (g) Tenant shall desert or vacate any substantial portion of the premises.

                                   ARTICLE 17
                                    REMEDIES

         17.1 Upon the occurrence of an Event of Default, Landlord shall have the option to pursue any one or more of the following remedies without any notice or demand whatsoever, except if required by applicable law:

         (a) Terminate this Lease in which event Tenant shall immediately surrender the Premises to Landlord, and if Tenant fails to do so, Landlord may, without prejudice to any other remedy which it may have for possession or damages, enter upon and take possession and expel or remove Tenant and any other person who may be occupying said Premises or any part thereof without being liable for prosecution or any claim for damages therefor, and Tenant agrees to pay to Landlord, as hereinafter set forth in Section 17.2, on demand the amount of all loss and damage which Landlord may suffer by reason of such termination, whether through inability to relet the Premises on satisfactory terms or otherwise.

         (b) Terminate Tenant's right to possession of the Premises, but not the Lease, in which event Tenant shall immediately surrender the Premises to Landlord, and if Tenant fails to do so, Landlord may, without prejudice to any other remedy which it may have for possession or damages, enter upon and take possession of the Premises and expel or remove Tenant and any other person who may be occupying the Premises or any part thereof without being liable for prosecution or any claim for damages therefor and Tenant agrees to pay to Landlord, as hereinafter set forth in Section 17.2, on demand the amount of all loss and damage which Landlord may suffer by reason of such termination, whether through inability to relet the Premises on satisfactory terms or otherwise.

         (c) Enter upon the Premises, without terminating the Lease or Tenant's right to possession and without being liable for prosecution or any claim for damages therefor, and do whatever Tenant is obligated to do under the provisions of this Lease, and Tenant agrees to reimburse Landlord on demand for any expenses which Landlord may incur in thus effecting compliance with Tenant's obligations under this Lease, plus an administrative fee equal to fifteen percent (15%) of any expenses incurred by Landlord, and Tenant further agrees that Landlord shall not be liable for any damages resulting to the Tenant for such action.

         (d) Not to re-enter the Premises or terminate the Lease, but to allow Tenant to remain in possession of the Premises, and bring suit against Tenant to collect the monthly rents and other charges provided in this Lease as they accrue. Landlord shall have a right to allow such deficiencies of monthly rents and other charges provided in this Lease to accumulate and to bring an action on several or all of the accrued deficiencies at one time. Any such suit shall not prejudice in any way the right of Landlord to bring a similar action for any subsequent deficiency or deficiencies.

         Tenant agrees that any re-entry into the Premises under the provisions of subpart (b) of this Section shall not be deemed a termination of the Lease or an acceptance of the surrender thereof, unless Landlord shall have notified Tenant in writing that it has so elected to terminate the Lease. Tenant also agrees that any notice pursuant to an action for forcible detainer or eviction shall not be deemed to be a termination of the Lease unless Landlord shall have also notified Tenant in writing that it has so elected to terminate the Lease. Any election of the remedy provided in subpart (b) of this Section shall not preclude the subsequent election by Landlord of the remedy under subpart (a) of this Section.

         Should Landlord elect to re-enter the Premises under the provisions of subparts (a) or (b), Landlord shall make reasonable efforts to relet the Premises. Nothing herein, however, shall prohibit Landlord from leasing any other vacant space in the Building before leasing the Premises, or from using its business judgment in respect to the releasing of the Premises. In this regard, Landlord shall not be required to relet the Premises in part, rather than a whole, or for a rental rate less than the rental rate then being offered to prospective tenants for other space in the Building.

         17.2 Should Landlord at any time terminate this Lease or Tenant's right to possession for an Event of Default, Landlord shall recover from Tenant, and Tenant shall be liable and pay to Landlord, as damages a sum equal to the following:

          (i) the unpaid monthly rents and other charges provided in this Lease and which accrued prior to the date of termination;

          (ii) an amount equal to the following:

         (A) Until Landlord is able, through reasonable efforts, to relet the Premises under terms satisfactory to Landlord, in its sole discretion, Tenant shall pay to Landlord on or before the first day of each calendar month, the monthly rentals and other charges provided in this Lease. If and after the Premises have been relet by Landlord, Tenant shall pay to Landlord on the twentieth (20th) day of each calendar month the difference between the monthly rentals and other charges provided in this Lease for such calendar month and that actually collected by Landlord for such month. If it is necessary for Landlord to bring suit in order to collect any deficiency, Landlord shall have a right to allow such deficiencies to accumulate and to bring an action on several or all of the accrued deficiencies at one time. Any such suit shall not prejudice in any way the right of Landlord to bring a similar action for any subsequent deficiency or deficiencies. Any amount collected by Landlord from subsequent tenants for any calendar month in excess of the monthly rentals and other charges provided in this Lease, shall be credited to Tenant, first, in reduction of Tenant's liability for any calendar month for which the amount collected by Landlord will be less than the monthly rentals and other charges provided in this Lease and, then, against Tenant's liability for any other damages of Landlord hereunder, and Tenant shall have no right to any excess other than the above-described credits; and

         (B) When Landlord desires, Landlord may demand a final settlement, in which event, Landlord shall have a right to, and Tenant hereby agrees to pay, the difference between (1) the total monthly rents and other charges provided in this Lease for the remainder of the Lease Term, and (2) the fair rental value of the Premises for such period (determined as of the time of the final settlement) such difference discounted to present value using the prime rate published in the Wall Street Journal for the region in which the Building is located on the date of the final settlement; and

          (iii) all other damages which Landlord may demonstrate it incurred, including, without limitation, any and all costs of retaking the Premises, costs of maintaining and preserving the Premises after such retaking, and costs of reletting the Premises, such as costs to repair or remodel the Premises and to pay leasing commissions.

         If Landlord elects to exercise the remedy prescribed in Section 17.2(ii) (A) above, this election shall not prejudice Landlord's right at any time thereafter to cancel said election in favor of the remedy prescribed in
Section 17.2 (ii) (B) above.

         As used in Article 17, the phrase "the monthly rentals and other charges provided in this Lease" shall mean the monthly amount of Base Rental plus the monthly amount of Tenant's Pro Rata Share of Excess Basic Costs. If Landlord demands a final settlement, then Landlord shall have the right to estimate Tenant's Pro Rata share of Excess Basic Costs for the remainder of the Lease Term.

         Any past due monthly rents and other charges provided in this Lease shall bear interest at the Default Interest rate, defined elsewhere in the Lease.

         17.3 Upon the occurrence of an Event of Default, Landlord may alter all locks and security devices at the Premises and will not be obligated to return the key to Tenant if Landlord has elected either to terminate this Lease under
Section 17.1(a) or permanently repossess the Premises under Section 17.1(b). If Landlord alters all locks and security devices at the Premises because of an Event of Default without electing either to terminate this Lease or permanently repossess the Premises, then Landlord shall return the key to Tenant only during the regular business hours of Landlord's property manager and only in the event Tenant has paid the rent or otherwise performed the obligations necessary to cure the Event of Default and, further, Tenant provides reasonable assurances to Landlord evidencing Tenant's ability to perform its remaining obligations under this Lease. In the event Landlord alters the locks and the keys are not returned to Tenant, then, upon the prior written request of Tenant accompanied by such releases and waivers as Landlord may require, Landlord, at its option, may (i) escort Tenant to the Premises to retrieve personal belongings and other property not subject to Landlord's lien and security interest, or (ii) obtain from Tenant a list of such personal belongings and personal property and advise Tenant of a time and place where such items will be made available to Tenant. If Landlord elects the latter option, then Tenant shall reimburse to Landlord the cost of moving and/or storing the items prior to Landlord's making same available to Tenant.

         17.4 Should Landlord re-enter and take possession of the Premises, Landlord may, with respect to any and all furniture, fixtures, equipment and other personal property located on the Premises, exercise one or more of the following rights: (i) sell the personal property pursuant to any lien retained by Landlord; (ii) remove the personal property from the Premises (without the necessity of obtaining a distress warrant, writ of sequestration or other legal process) and place same in storage and, in such event, Tenant shall be liable to Landlord for costs incurred by Landlord in connection with such removal and storage and shall indemnify and hold Landlord harmless from all loss, damage, cost, expense and liability in connection with such removal and storage; or
(iii) dispose of any of the personal property. Should Landlord elect to dispose of any of the personal property, whether or not such personal property was first placed in storage, Landlord shall give Tenant written notice at Tenant's last known address advising Tenant that Landlord will dispose of the personal property unless Tenant retrieves same within five (5) days from the date of the notice and pays to Landlord any costs incurred for storage and/or removal. Landlord shall also have the right to relinquish possession of all or any portion of such personal property to any person claiming to be entitled to possession thereof who presents to Landlord a copy of any instrument represented to Landlord by such person to grant such person the right to take possession of such personal property, without the necessity on the part of Landlord to inquire into the authenticity of the copy of the instrument or of Tenant's or Tenant's predecessor's signature thereon and without the necessity of Landlord's making any nature of investigation or inquiry as to the validity of the factual or legal basis upon which such person purports to act; and Tenant agrees to indemnify and hold Landlord harmless from all cost, expense, loss, damage and liability incident to Landlord's relinquishment of possession of all or any portion of such furniture, fixtures, equipment of other personal property to the person. The rights of Landlord herein stated shall be in addition to any and all other rights which Landlord has or may hereafter have a law or in equity, and Tenant stipulates and agrees that the rights herein granted Landlord are commercially reasonable. Tenant knowingly and irrevocably waives any claims it may have against Landlord arising from Landlord's removal and storage of Tenant's personal property in accordance with the provisions of this paragraph.

         17.5 No re-entry or taking possession of the Premises by Landlord shall be construed as an election on its part to terminate this Lease, unless a written notice of such intention shall be given to Tenant. Notwithstanding any such re-entry or taking possession of the Premises, Landlord may at any time thereafter elect to terminate this Lease by reason of the Event of Default. Pursuit of any of the remedies set forth in Article 17 shall not preclude pursuit of any of the other remedies in Article 17 or any others provided in this Lease or any other remedies provided by law or in equity. The specific remedies to which Landlord may resort under this Lease are cumulative and are not intended to be exclusive of any other remedies to which Landlord may be lawfully entitled in case of a breach or threatened breach of the Lease. In addition to any other remedies provided in the Lease, Landlord shall be entitled to seek injunctive relief to restrain any violation or threatened violation of the covenants, conditions or provisions of this lease or to compel specific performance. The pursuit of any remedy provided in this Lease shall not constitute a forfeiture or waiver of any rent due to Landlord under this Lease or of any damages accruing to Landlord by reason of the violation of any of the terms, provisions and covenants contained in this Lease. Landlord's acceptance of rent following an Event of Default hereunder shall not be construed as Landlord's waiver of such Event of Default unless such waiver is expressly stated in writing signed by Landlord. No waiver by Landlord of any violation or breach of the terms, provisions, and covenants of the Lease shall be deemed or construed to constitute a waiver of any other violation or breach of any of the terms, provisions, and covenants of the Lease. No consent by Landlord to any act of Tenant under this Lease shall be deemed to waive or render unnecessary consent to any subsequent or similar act. Forbearance by Landlord to enforce one or more of the remedies herein provided upon an Event of Default shall not be deemed or construed to constitute a waiver of any other violation or Event of Default.

         17.6 Landlord and Tenant hereby irrevocably waive, to the extent permitted by law, any right to trial by jury in any lawsuit, action, proceeding, or counterclaim brought by either party hereto against the other on any matter arising out of or connected with this Lease, the acts or omissions of Landlord or Tenant in connection with this Lease, or Tenant's occupancy and use of the Premises and the Building.

         17.7 Tenant shall not for any reason withhold or reduce Tenant's required payments of rent and other charges provided in this Lease, it being agreed that the obligations of Landlord under this Lease are independent of Tenant's obligations except as may be otherwise expressly provided. The immediately preceding sentence shall not be deemed to deny Tenant the pursuit of all rights granted it under this Lease or at law; however, at the direction of Landlord, Tenant's claims in this regard shall be litigated in proceedings different from any litigation involving rent claims or other claims by Landlord against Tenant (i.e., each party may proceed to a separate judgment without consideration, counterclaim or offset as to the claims asserted by the other party).

         17.8 In the event of any default described in subsection (d) of Section
16.1 of this Lease, any assumption and assignment must conform with the requirements of the Bankruptcy Code which provides, in part, that the Landlord must be provided with adequate assurance of the following: (i) that the proposed assignee has sources to pay monthly rents and any other charges due under this Lease; (ii) that the financial condition and operating performance of any proposed assignee and its guarantors, if any, shall be similar to the financial condition and operating performance of Tenant and its guarantors, if any, as of the date of execution of this Lease; (iii) that any percentage rent due under this Lease will not decline substantially; (iv) that any assumption or assignment is subject to all of the provisions of this Lease (including, but not limited to, restrictions as to use) and will not breach any such provision contained in any other Lease, financing agreement or other agreement relating to the Building; and (v) that any assumption or assignment will not disrupt any tenant mix or balance in the Building.

         (a) In order to provide Landlord with the assurance contemplated by the Bankruptcy Code, Tenant must fulfill the following obligations, in addition to any other reasonable obligations that Landlord may require, before any assumption of this Lease is effective: (i) all defaults under subsection (a) of
Section 16.1 of this Lease must be cured within ten (10) days after the date of assumption; (ii) all other defaults under Section 16.1 of this Lease other than under subsection (d) of Section 16.1 must be cured within ten (10) days after the date of assumption; (iii) all actual monetary losses incurred by Landlord (including, but not limited to, reasonable attorneys' fees) must be paid to Landlord within ten (10) days after the date of assumption; and (iv) Landlord must receive within ten (10) days after the date of assumption a Security Deposit in the amount of six (6) months Base Rental (using the Base Rental in effect for the first full month immediately following the assumption) and an advance prepayment of Base Rental in the amount of three (3) months Base Rental (using the Base Rental in effect for the first full month immediately following the assumption), both sums to be held by Landlord in accordance with the other provisions of this Lease, including, without limitation, Section 4.3, and deemed to be rent under this Lease for the purposes of the Bankruptcy Code as amended and from time to time in effect.

         (b) In  the  event  this  Lease  is  assumed  in  accordance  with  the requirements of the Bankruptcy Code and this Lease, and is subsequently assigned, then, in addition to any other reasonable obligations that Landlord may require and in order to provide Landlord with the assurances contemplated by the Bankruptcy Code, Landlord shall be provided with the following: (i) a financial statement of the proposed assignee prepared in accordance with generally accepted accounting principles consistently applied, though on a cash basis, which reveals a net worth in an amount sufficient, in Landlord's reasonable judgment, to assure the future performance by the proposed assignee of Tenant's obligations under this Lease; or (ii) a written guaranty by one or more guarantors with financial ability sufficient to assure the future performance of Tenant's obligations under this lease, such guaranty to be in form and content satisfactory to Landlord and to cover the performance of all of Tenant's obligations under this Lease.

                                   ARTICLE 18
                               LANDLORD'S DEFAULT

         18.1 Landlord shall be in default under the Lease if Landlord has not begun and pursued with reasonable diligence the cure of any failure of Landlord to meet its obligations under the Lease within thirty (30) days of the receipt by Landlord of written notice from Tenant of the alleged failure to perform. Tenant hereby waives any right to terminate or rescind this Lease as a result of Landlord's default as to any covenant or agreement contained in this Lease or as a result of the breach of any promise or inducement hereof, whether in this Lease or elsewhere and Tenant hereby agrees that Tenant's sole remedies for default hereunder and for breach of any promise or inducement shall be limited to a suit for damages and/or injunctive relief. In addition, Tenant hereby covenants that, prior to the exercise of any such remedies, it will give the mortgagees holding mortgages on the project notice and a reasonable time to cure any default by Landlord.

         18.2 The liability of Landlord to Tenant for any default by Landlord under the terms of this Lease shall be limited to Tenant's actual direct, but not consequential, damages therefor. Tenant agrees to look solely to the estate and interest of Landlord in the Building for the collection of any judgment or other judicial process requiring the payment of money by Landlord in the event of a default or breach by Landlord with respect to this Lease, and no other assets of Landlord shall be subject to levy of execution or other procedures for the satisfaction of Tenant's rights. This section shall not be deemed to limit or deny any remedies which Tenant may have in the event of default by Landlord hereunder which do not involve the personal liability of Landlord.

                                   ARTICLE 19
                           LANDLORD'S CONTRACTUAL LIEN

         19.1 Landlord shall have, at all times, a valid security interest in and upon the present and future receivables of Tenant and all goods, wares, equipment, fixtures, furniture, improvements and other personal property of Tenant presently or which may hereafter be situated on the Premises, and all proceeds therefrom, and such property shall not be removed therefrom without the consent of Landlord until all arrearage in rent as well as any and all other sums of money then due to Landlord hereunder shall first have been paid and discharged and all the covenants, agreements and conditions hereof have been fully complied with and performed by Tenant. This contractual lien is in addition to any and all liens in favor of Landlord and arising under law or otherwise and is given to secure payment of all rent and other sums of money becoming due under the Lease from Tenant and to secure payment of any damages or loss which Landlord may suffer by reason of the breach by Tenant of any covenant, agreement or condition contained herein and shall survive any termination of this Lease by reason of a default by Tenant. Upon the occurrence of any Event of Default by Tenant, Landlord may, in addition to any other remedies provided herein, enter upon the Premises and take possession of any and all goods, wares, equipment, fixtures, furniture, improvements and other personal property of Tenant situated on the Premises, without liability for trespass or conversion, store same (on or off the Premises or Project) and sell the same at public or private sale, with or without having such property at the sale, after giving Tenant reasonable notice of the time and place of any public sale or of the time after which any private sale is to be made, at which sale the Landlord or its assigns may purchase unless otherwise prohibited by law. Without intending to exclude any other manner of giving Tenant reasonable notice, the requirement of reasonable notice shall be met if such notice is given in the manner prescribed in this Lease at least five (5) days before the time of sale unless otherwise required by law. The proceeds from any such disposition, less any and all expenses connected with the taking of possession, holding and selling of the property (including reasonable attorneys' fees and other expenses), shall be applied as a credit against the indebtedness secured by the security interest granted in this section. Any surplus shall be paid to Tenant or as otherwise required by law; and the Tenant shall pay any deficiencies forthwith. Upon request by Landlord, Tenant agrees to execute and deliver to Landlord within ten (10) days of such request a financing statement in form sufficient to perfect the security interest of Landlord in the aforementioned property and proceeds thereof under the provisions of the Uniform Commercial Code in force in the State of Texas. Landlord may also file a copy of this Lease to perfect its interest in the personal property of Tenant described above.

                                   ARTICLE 20
                       SURRENDER OF PREMISES; HOLDING OVER

         20.1 No act by Landlord shall be deemed an acceptance of a surrender of the Premises, and no agreement to accept a surrender of the Premises shall be valid unless the same is made in writing and signed by Landlord. At the expiration or termination of this Lease, Tenant shall deliver to Landlord the Premises "broom-clean" and with all improvements located thereon in good repair and condition, reasonable wear and tear and condemnation and fire or other casualty damage not caused by Tenant excepted, and shall deliver to Landlord all keys to the Premises. Provided that Tenant has performed all of its obligations hereunder, Tenant may remove all unattached trade fixtures, furniture, and personal property placed in the Premises by Tenant (but Tenant shall not remove any such item which was paid for, in whole or in part, by Landlord). Additionally, Tenant shall remove such alterations, additions, improvements, trade fixtures, equipment, wiring, and furniture as Landlord may request. Tenant shall repair all damage caused by such removal. All items not so removed shall be deemed to have been abandoned by Tenant and may be appropriated, sold, stored, destroyed, or otherwise disposed of by Landlord at any time, thereafter, without notice to Tenant and without any obligation to account for such items. If Landlord incurs any cost in the storage or removal of any such items, Tenant shall pay to Landlord on demand any and all such charges. The provisions of this paragraph shall survive the expiration or termination of the Lease.

         20.2 If Tenant, or any party under Tenant claiming rights to the Lease, fails to vacate the Premises at the end of the Lease Term, then such possession shall be an unlawful detainer (Landlord reserving the right to seek an eviction or removal), no tenancy shall be created, and Tenant shall pay each day during any holdover period a daily Base Rental equal to the greater of (a) one thirtieth (1/30th) of one hundred fifty percent (150%) of the monthly Base Rental payable during the last month of the Lease Term, or (b) the prevailing rental rate for similar space in the Building, plus, Tenant shall pay any additional rental due under the other provisions of this Lease during any such holdover period. In addition to payment of rent, Tenant shall pay to Landlord all other damages to which Landlord may be entitled as a result of Tenant's holding over.

                                   ARTICLE 21
                                 RIGHT OF ACCESS

         21.1 Landlord or Landlord's representatives shall have the right to enter into and upon the Premises at any and all reasonable times (i) to inspect, clean or make repairs or alterations or additions to the Premises as Landlord may deem necessary (but without any obligation to do so, except as expressly provided elsewhere in the Lease), or (ii) to show the Premises to prospective tenants, purchasers or lenders; and Tenant shall not be entitled to any abatement or reduction of rent by reason thereof, nor shall any such entry be deemed to be an actual or constructive eviction.

                                   ARTICLE 22
                               SUBSTITUTION SPACE

         22.1 From time to time during the Term, Landlord may substitute for the Premises other space that has an area at least equal to that of the Premises and is located in the Building or in any other comparable building managed by Landlord or an affiliate of Landlord (the "Substitution Space").

         22.2 If Landlord exercises such right by giving Tenant notice thereof ("Substitution Notice") at least sixty (60) days before the effective date of such substitution, then (i) the description of the Premises shall be replaced by the description of the Substitution Space; and (ii) all of the terms and conditions of this Lease shall apply to the Substitution Space except that (A) if the then unexpired balance of the Lease Term shall be less than one (1) year, then the Lease Term shall be extended so that it shall be one (1) year from the Substitution Commencement Date (defined below), and (B) if the Substitution Space contains more square footage than the Premises, then the Base Rental then in effect shall be increased proportionately (provided that such increase shall not exceed 105% of the Base Rental due for the Premises) and shall be subject to adjustment as herein provided. The effective date of such substitution (the "Substitution Commencement Date") shall be the date specified in the Substitution Notice or, if Landlord is required to perform tenant finish work to the Substitution Space under this Article, then the date on which Landlord substantially completes such tenant finish work. If Landlord is delayed in performing the tenant finish work by Tenant's actions (either by Tenant's change in the plans and specifications for such work or otherwise), then the Substitution Commencement Date shall not be extended and Tenant shall pay rent for the Substitution Space beginning on the date specified in the Substitution Notice.

         22.3 Tenant may either accept possession of the Substitution Space in its "as is" condition as of the Substitution Commencement Date or require Landlord to alter the Substitution Space in the same manner as the Premises were altered or were to be altered. Tenant shall deliver to Landlord written notice of its election within ten (10) days after the Substitution Notice has been delivered to Tenant. If Tenant fails to timely deliver notice of its election or if an Event of Default then exists, then Tenant shall be deemed to have elected to accept possession of the Substitution Space in its "as is" condition. If Tenant timely elects to require Landlord to alter the Substitution Space, then
(i) notwithstanding Section 22.2, if the then unexpired balance of the Term is less than three (3) years, then the Term shall be extended so that it continues for three (3) years from the Substitution Commencement Date, and (ii) Tenant shall continue to occupy the Premises (upon all of the terms of this Lease) until the Substitution Commencement Date.

         22.4 Tenant shall move from the Premises into the Substitution Space and shall surrender possession of the Premises as provided in Section 20.1 by the Substitution Commencement Date. If Tenant occupies the Premises after the Substitution Commencement Date, then Tenant's occupancy of the Premises shall be a tenancy-at-will (and, without limiting all other rights and remedies available to Landlord, including instituting a forcible detainer suit), Tenant shall pay Base Rental for the Premises as provided in Section 20.2 and all other rent due therefor until such occupancy ends; such amounts shall be in addition to the rent due for the Substitution Space.

         22.5 If Landlord exercises its substitution right, then Landlord shall reimburse Tenant for Tenant's reasonable out-of-pocket expenses for moving Tenant's furniture, equipment, supplies and telephone equipment from the Premises to the Substitution Space and for reprinting Tenant's stationery of the same quality and quantity of Tenant's stationery supply on hand immediately prior to Landlord's notice to Tenant of the exercise of this relocation right. If the Substitution Space contains more square footage than the Premises, and if the Premises were carpeted, Landlord shall supply and install and equal amount of carpeting of the same or equivalent quality and color.

                                   ARTICLE 23
                                  MISCELLANEOUS

         23.1 Attorneys' Fees. In case it should be necessary or proper for one party to bring an action under this Lease against the other , then the party which does not prevail agrees in each and any such case to pay to the party which prevails its reasonable attorneys' fees. Furthermore, should it be necessary for Landlord to consult an attorney for the enforcement of any of Landlord's rights hereunder (including seeking payment of any amounts due under the Lease) without the necessity of bringing an action, then Tenant, nonetheless, agrees in such event to pay to Landlord its reasonable attorneys' fees.

         23.2 Taxes. Tenant shall be liable for all taxes levied or assessed against personal property, furniture, or fixtures placed by Tenant in the Premises. If any taxes for which Tenant is liable are levied or assessed against Landlord or Landlord's property and Landlord elects to pay the same, or if the assessed value of Landlord's property is increased by inclusion of such personal property, furniture or fixtures and Landlord elects to pay the taxes based on such increase, then Tenant shall pay to Landlord, upon demand, that part of such taxes for which Tenant is primarily liable hereunder.

         23.3 Name. Tenant shall not, without the written consent of Landlord, use the name of the Building for any purpose other than as the address of the business to be conducted by Tenant in the Premises. In no event shall Tenant acquire any rights in or to such name and Landlord reserves the right from time to time and at any time to change the name of the Building.

         23.4 Financial Statements. Prior to the execution of this Lease, Tenant has delivered financial statements to Landlord, prepared by a certified public accountant and certified to be true and correct in all material aspects. Tenant further agrees to deliver to Landlord updated financial statements from time to time within ten (10) days of Landlord's written request, each financial statement certified to be true and correct in all material aspects by an authorized person on behalf of Tenant.

         23.5 Brokerage. Landlord and Tenant each warrant to the other that it has not dealt with any broker or agent in connection with the negotiation or execution of this Lease, other than the person(s) listed in the Basic Definitions and Lease Provisions of this Lease (the "Broker(s)"). Except for any Broker(s) who shall be compensated in accordance with the provisions of a separate agreement, Landlord and Tenant each agree to indemnify the other against all costs, expenses, attorneys' fees, and other liability for commissions or other compensation claimed by any other broker or agent claiming the same by, through, or under the indemnifying party.

         23.6 Quiet Enjoyment. Provided Tenant has performed all of the terms and conditions of this Lease to be performed by Tenant, Tenant shall peaceably and quietly hold and enjoy the Premises for the Term, without hindrance from Landlord or any party claiming by, through, or under Landlord, subject to the terms and conditions of this Lease.

         23.7 Force Majeure. Whenever a period of time is herein prescribed for action to be taken by either party hereto, such party shall not be liable or responsible for, and there shall be excluded from the computation for any such period of time, delays due to strikes, riots, acts of God, shortages of labor or materials, war, governmental laws, regulations, or restrictions, or any other causes of any kind whatsoever which are beyond the control of such party. The foregoing shall not excuse, however, the timely payment of rent by Tenant under the provisions of this Lease.

         23.8 Notices. All notices and other communications given by one party to the other under the provisions of this Lease shall be in writing, addressed to the party at the address provided in the Basic Definitions and Lease Provisions, and shall be by one of the following: (i) mailed by first class, United States Mail, postage prepaid, certified, with return receipt requested,
(ii) hand delivered by courier to the intended address, or (iii) sent by prepaid telegram, cable, facsimile transmission, or telex followed by a confirmatory letter. Notice sent by certified mail shall be effective three (3) days after being deposited in the United States Mail; all other notices shall be effective upon delivery to the address of the addressee. The parties hereto may change their addresses by giving notice thereof to the other in conformity with this provision.

         23.9 Joint and Several Liability. If there is more than one Tenant, then the obligations hereunder imposed upon Tenant shall be joint and several. If there is a guarantor of Tenant's obligations hereunder, then the obligations hereunder imposed upon Tenant shall be the joint and several obligations of Tenant and such guarantor, and Landlord need not first proceed against Tenant before proceeding against such guarantor nor shall any such guarantor be released from its guaranty for any reason whatsoever.

         23.10 Severability. If any clause or provision of this Lease is illegal, invalid, or unenforceable under present or future laws, then the remainder of this Lease shall not be affected thereby and in lieu of such clause or provision, there shall be added as a part of this Lease a clause of provision as similar in terms to such illegal, invalid, or unenforceable clause or provision as may be possible and be legal, valid, and enforceable.

         23.11 Amendments; Construction and Binding Effect. This Lease may not be amended except by instrument in writing signed by Landlord and Tenant. No provision of this Lease shall be deemed to have been waived by Landlord unless such waiver is in writing signed by Landlord, and no custom or practice which may evolve between the parties in the administration of the terms thereof shall waive or diminish the right of Landlord to insist upon the performance by Tenant in strict accordance with the terms hereof. The terms and conditions contained in this Lease shall inure to the benefit of and be binding upon the parties hereto, and upon their respective successors in interest and legal representatives, except as otherwise herein expressly provided. This Lease is for the sole benefit of Landlord and Tenant, and, other than Landlord's Mortgagee or a successor thereto, no third party shall be deemed a beneficiary hereof.

         23.12  Captions.   The  captions   contained  in  this  Lease  are  for
convenience of reference only, and do not limit or enlarge the terms and conditions of this Lease.

         23.13 Recording. Tenant shall not record or permit to be recorded in the official records of the county where the Premises are located the Lease or any memorandum of lease or other document giving notice of the existence of the Lease.

         23.14 Time of Essence. Except as otherwise expressly provided in this Lease, time is of the essence.

         23.15 Governing Law; Venue. The laws of the state in which the Building is located shall govern the interpretation, validity, performance and enforcement of this Lease. Venue for any action under this Lease shall be the county in which rentals are due.

         23.16 Authority. If Tenant is a corporation or partnership, the person executing the Lease on behalf of Tenant hereby represents and warrants that (i) he is duly authorized and empowered to execute the Lease on behalf of Tenant,
(ii) Tenant has full right and authority to enter into this Lease, and (iii) upon full execution, this Lease constitutes a valid and binding obligation of Tenant.

         23.17 Approval. Any approval of Landlord required under the provisions of this Lease must be in writing or it shall not be deemed to be effective and, if not in writing, then in the making of proof thereof, Landlord shall be presumed not to have given its approval.

         23.18 No Merger. There shall be no merger of the leasehold estate hereby created with the fee estate in the Premises or any part thereof if the same person acquires or holds, directly or indirectly, this Lease or any interest in this Lease and the fee estate in the Premises or any interest in such fee estate.

         23.19 No Partnership. Nothing in this Lease shall be deemed or construed by the parties hereto, nor by any third party, as creating the relationship of principal and agent or of partnership or of joint venture between the parties hereto, it being understood and agreed that neither the method of computation of rent, nor any other provision contained herein, nor any acts of the parties hereto, shall be deemed to create any relationship between the parties hereto other than the relationship of landlord and tenant.

         23.20 No Offer. The submission of this Lease by Landlord to Tenant for examination shall not be construed as an offer to lease or a reservation of an option to lease. Further, it is the intention of the parties that Landlord shall not be bound and Tenant shall not have any rights under this Lease unless and until Landlord executes a copy of this Lease and delivers it to Tenant.

         23.21 Exhibits. All exhibits and attachments attached hereto are incorporated herein by this reference.

                  Exhibit A -       Legal Description
                  Exhibit B -       Outline of Premises
                  Exhibit C -       Operating Expense Reimbursement
                  Exhibit D -       Building Rules and Regulations
                  Exhibit E -       Work Letter
                  Exhibit F -       Commencement Date Letter
                  Exhibit M -       Special Conditions

         23.22 Entire Agreement. This Lease, including all exhibits attached hereto, constitutes the entire agreement between Landlord and Tenant regarding the subject matter hereof and supersedes all oral statements and prior writings relating thereto. Except for those set forth in this Lease, no representations, warranties, or agreements have been made by Landlord, Landlord's agent or Tenant, anyone of the foregoing to the other with respect to this Lease or the obligations to Landlord or Tenant in connection therewith.

EXECUTED to be effective on the day and date first written above.

                                            LANDLORD:

                                            AETNA LIFE INSURANCE COMPANY

                                            By: Allegis Realty Investors LLC,

                                            Its Investment Advisor and Agent

                                            By:
                                                -----------------------------
                                            Printed Name: James G. Hughes
                                            Title:  Vice President
ATTEST:                                     TENANT:

                                            PHYMED, INC., a Texas Corporation

                                            By:
---------------------------                     -----------------------------
            (Title)                             Printed Name: George Barker
                                                Title:  President

                                   EXHIBIT "A"
                                LEGAL DESCRIPTION
                            COMMERCE PLAZA HILLCREST

BEING block A/7467, Hillcrest 635 Addition, an Addition to the City of Dallas, Dallas County, Texas, as recorded in Volume 71021, Page 2073-2080, Map Records, Dallas County, Texas, and being out of the HIRAM WILBURN SURVEY, Abstract No. 1568:

BEGINNING at a point for a corner in the East right of way line of Hillcrest Road with its intersection with the Southerly right of way line of Interstate Highway 635;

THENCE South 82 degrees 15' 12" East, along the said Southerly Line of Interstate Highway 635, 1136.34 feet to a point to a corner;

THENCE South 17 degrees 29' 31" East along the encroachment limit line on the West side of White Rock Creek, 340.62 feet to a point for a corner in the South Line of City of Dallas Block No. 7467 and in the North Line of City of Dallas Block 7466;

THENCE North 89 degrees 00' 00" West, along the North Line of City of Dallas Block No. 7466,1249.71 feet to a point for a corner in the East right of way line of Hillcrest Road, said right of way being 60.00 feet in width;

THENCE North 00 degrees 09' 18" East,  along said East Line of  Hillcrest  Road,
378.08 feet to a point for a corner;

THENCE South 89 degrees 57' 07" East, continuing along the East Line of Hillcrest Road, 20.00 feet to a point for a corner;

THENCE North 00 degrees 06' 33" East, continuing along the East Line of Hillcrest Road 78.18 feet to the POINT OF BEGINNING and containing 463,313.34 square feet or 10.636 acres of land, more or less.

And now known as Block A/7467, Hillcrest 635 Addition, an Addition to the City of Dallas, Texas, according to the map thereof recorded in Volume 71021, Page 2073, Map Records of Dallas County, Texas

                                   Exhibit "B"

                                   EXHIBIT "C"

                         OPERATING EXPENSE REIMBURSEMENT

         This Exhibit is attached to and made a part of the Lease by and between AETNA LIFE INSURANCE COMPANY ("Landlord") and PHYMED, INC., a Texas Corporation ("Tenant").

         A. Tenant shall pay Tenant's Pro-Rata Share of the excess ("Excess") of actual Basic Costs for a calendar year over the actual Basic Costs for the calendar year of 1999 , (the "Expense Stop"). Landlord may make a good faith estimate of the Excess for any calendar year or part thereof during the Lease Term, and, Tenant shall pay to Landlord as additional rent along with each monthly payment of Base Rental an amount equal to the estimated Excess for such calendar year or part thereof divided by the number of months in such calendar year during the Lease Term. From time to time during any calendar year, Landlord may revise its estimate of the Excess and deliver a copy of the revised estimate to Tenant. Thereafter, the monthly installments of Excess payable by Tenant shall be appropriately adjusted. In no event will the provisions of Exhibit "C" serve to reduce the monthly Base Rental.

         B. Landlord will maintain books and records of all Basic Costs in accordance with generally accepted accounting for similar types of properties, applied on a consistent basis. After the end of every calendar year Landlord will deliver to Tenant a statement ("Annual Cost Statement") setting forth the actual Basic Costs for the prior calendar year, the actual amount of any Excess for the prior calendar year, and Tenant's Pro Rata Share. If Tenant owes an additional amount of Excess over the estimated payments made during the prior calendar year, this will also be noted in the Annual Cost Statement and Tenant will pay such amount, as additional rent, with the next due installment of Base Rental. If the Annual Statement reflects an overpayment, then Landlord will credit the amount of the overpayment against the next due installments of additional rent payable under the provisions of this Exhibit "C", or if the Lease Term has expired, Landlord will refund the difference to Tenant.

         Notwithstanding any expiration or earlier termination of this Lease, Tenant's obligation to pay Tenant's Pro Rata Share of any Excess shall survive any expiration or termination of this Lease.

         C. The term "Basic Costs" shall mean all expenses and disbursements of every kind (subject to the limitations set forth below) which Landlord incurs, pays or becomes obligated to pay in connection with the ownership, operation, management, repair and maintenance (including replacement thereof) of the Project, including, but not limited to, the following:

               (a) Wages and salaries of all employees engaged in the operation, repair, replacement, and maintenance of the Project, including taxes, insurance and benefits relating thereto;

               (b)  All  supplies   and   materials   used  in  the   operation,
maintenance, repair, replacement, and security of the Project;

               (c) Annual cost of all capital improvements made to the Project which although capital in nature can reasonably be expected to reduce the normal operating costs of the Project, as well as all capital improvements made to comply with any legal requirements, insurance requirements or environmental laws which become effective after the date of this Lease, or to benefit or increase the safety and security of the Project, as amortized over the useful economic life of such improvements as determined by Landlord in its reasonable discretion (without regard to the period over which such improvements may be depreciated or amortized for federal income tax purposes), and the amortized portion, together with interest on the unamortized portion of such improvements or expenditures at an interest rate equal to two percent (2%) over the interest rate payable on United States Treasury securities having a maturity comparable to the period of the amortization at the time Landlord incurred the cost, shall be included in operating expenses in the year in which the costs are incurred and in any subsequent years;

               (d) Cost of all utilities, other than the cost of utilities actually reimbursed to Landlord by individual tenants ;

               (e) Cost of any insurance or insurance related expense applicable to the Project and Landlord's personal property used in connection therewith, including without limitation, the premiums for public liability coverage, fire and extended coverage, and rental loss coverage;

               (f) All taxes and assessments and governmental charges whether federal, state, county or municipal, and whether they be by taxing districts or authorities presently taxing or by others, subsequently created or otherwise, and any other taxes and assessments attributable to the Project (or its operation), and the grounds, parking areas, driveways, and alleys around the Project, excluding, however, federal and state taxes on income (collectively, "Taxes"); if the present method of taxation changes so that in lieu of the whole or any part of any Taxes levied on the Landlord or Project, there is levied on Landlord a capital tax directly on the rents received therefrom or a franchise tax, assessment, or charge based, in whole or in part, upon such rents for the Project, then all such taxes, assessments, or charges, or the part thereof so based, shall be deemed to be included within the term "Taxes" for the purposes hereof;

               (g) Cost of repairs, replacements, and general maintenance of the Project; and

               (h) Cost of service or maintenance contracts with independent contractors for the operation, maintenance, repair, replacement, or security of the Project (including, without limitation, alarm service, window cleaning, and elevator maintenance) (Nothing herein is intended to obligate Landlord to provide any security for the Project.).

There are specifically excluded from the definition of the term "Basic Cost" costs for the following:

               (1) Capital improvements made to the Project, other than capital improvements described above in this Exhibit "C" and except for items which, though capital for accounting purposes, are properly considered maintenance and repair items, such as painting of common areas, replacement of carpet in elevator lobbies, and the like;

               (2) Repair, replacements and general maintenance paid by proceeds of insurance or by Tenant or other third parties, and alterations attributable solely to tenants of the Project other than Tenant;

               (3) Debt service on loans to Landlord;

               (4) Depreciation of the Project;

               (5) Leasing commissions;

               (6) Legal expenses, other than those incurred for the general benefit of the Building's tenants (e.g., tax disputes);

               (7) Wages and salaries and benefits of employees above the level of Project manager;

               (8) renovating or otherwise installing tenant improvements for occupants of the Project; and

               (9) correcting defects in the construction of the Project.

         D. With respect to any calendar year or partial calendar year in which the Project is not occupied to the extent of 100% of the rentable area thereof, the Basic Costs for such period shall, for the purposes hereof, be increased to the amount which would have been incurred had the Project been occupied to the extent of 100% of the rentable area.

                                   EXHIBIT "D"
                              RULES AND REGULATIONS

         This Exhibit is attached to and made a part of the Lease by and between AETNA LIFE INSURANCE COMPANY ("Landlord") and PHYMED, INC, a Texas Corporation ("Tenant").

         A. The following rules and regulations shall apply to the Building, including, without limitation the Premises:

         1. Sidewalks, doorways, vestibules, halls, stairways, and other similar areas shall not be obstructed by Tenant or used by any Tenant for purposes other than ingress and egress to and from its Premises. No rubbish, litter, trash, or material of any nature shall be placed, emptied, or thrown in those areas. At no time shall Tenant permit Tenant's employees to loiter in common areas or elsewhere in or about the Building.

         2. Plumbing, fixtures and appliances shall be used only for the purposes for which designed, and no sweepings, rubbish, rags or other unsuitable material shall be thrown or deposited therein. Damage resulting to any such fixtures or appliances from misuse by Tenant or its agents, employees or invitees, shall be paid by such Tenant.

         3. No signs, advertisements or notices shall be painted or affixed on or to any windows or doors or other part of the Building without the prior written consent of Landlord. No nails, hooks or screws shall be driven or inserted in any part of the Building except by personnel of Landlord or retained by Landlord. No curtains or other window treatments shall be placed on the glass, without Landlord's prior approval. No lighting which may be visible from the exterior of the Premises may be utilized without Landlord's prior approval.

         4. Landlord may provide and maintain an alphabetical directory for all tenants in the main lobby of the Building.

         5. Landlord shall provide all door locks in Tenant's Premises, at the cost of Tenant, and Tenant shall not place any additional door locks in its Premises without Landlord's prior written consent. Landlord shall furnish to Tenant a reasonable number of keys to the door lock's in Tenant's Premises free of cost and additional keys, at Tenant's cost. Tenant shall not make a duplicate of any key. All keys are to be returned to Landlord at the expiration or earlier termination of this Lease.

         6. Movement in or out of the Building of furniture or office equipment, or dispatch or receipt by Tenant of any merchandise or materials which require use of elevators or stairways, common area loading docks or movement through the Building entrances or lobby shall be conducted under Landlord's supervision at such times and in such a manner as Landlord may reasonably require. At the time of seeking Landlord's approval, Tenant shall provide to Landlord, in writing, a detailed listing of the activity. Tenant assumes all risks of and shall be liable for all damage to articles moved and injury to persons resulting from such activity. If any equipment, property and personnel of Landlord are damaged or injured as a result of acts in connection with this activity, then Tenant shall be solely liable for any and all damage or loss resulting therefrom.

         7. Landlord may prescribe weight limitations and determine the locations for safes and other heavy equipment or items, which shall in all cases be placed in the Building so as to distribute weight in a manner which will avoid damage to the Building, which may include the use of such supporting devices as Landlord may require, and which may not in any case exceed the acceptable floor loading and weight distribution for the Building. All damages to the Building caused by the installation or removal of any property of a tenant, or done by a tenant's property while in the Building, shall be repaired at the expense of such tenant.

         8.       Corridor doors, when not in use, shall be kept closed.

         9. No birds or animals (except seeing eye dogs) shall be brought into or kept in, on or about the Premises. No portion of the Premises shall at any time be used or occupied as sleeping or lodging quarters or for any immoral or illegal purposes or for any purpose which would tend to injure the reputation of the Building or impair the value of the Building.

         10. Tenant shall not commit waste and shall keep its Premises neat and clean. All trash and debris must be placed in receptacles provided therefor.

         11. Tenant shall not make or permit any improper, objectionable or unpleasant noises or odors to emanate from the Premises to other parts of the Building or otherwise interfere in any way with other tenants or persons having business with them, shall not solicit business or distribute, or cause to be distributed, in any portion of the Building any handbills, promotional materials or other advertising, and shall not conduct or permit any other activities in the Building that might constitute a nuisance. Tenant shall not do any cooking or operate a restaurant or food service business from the Premises (other than a microwave oven for use by its employees or a beverage service that is free or of nominal charge for use by employees and invitees).

         12. No machinery of any kind (other than normal office equipment) shall be operated by Tenant on its Premises without Landlord's prior written reasonable consent.

         13. No flammable, explosive or dangerous fluid or substance shall be used or kept by Tenant in the Premises.

         14. Landlord will not be responsible for lost or stolen personal property, money or jewelry from the Premises or public or common areas regardless of whether such loss occurs when the area is locked against entry or not.

         15. No coin, vending or dispensing machines of any kind may be maintained in any Premises, except that Tenant may from time to time maintain soft drink machines for use by its employees and invitees on a no-charge or nominal charge basis.

         16. All mail chutes located in the Building shall be available for use by Landlord and all tenants of the Building according to the rules of the United States Postal Service.

         17. Neither Tenant nor any agent, contractor or employee of Tenant shall have any right of access to the roof of the Premises or the Building and neither shall install, repair, place or replace any aerial, fan, air conditioner or other device on the roof of the Premises or the Building without the prior written consent of Landlord. Such consent may be expressly conditioned upon Landlord's supervision of access to the roof and upon such other reasonable restrictions as Landlord may advise Tenant. Any aerial, fan, air conditioner or device installed without such written consent shall be subject to removal, at Tenant's expense, without notice, at any time. Tenant shall be liable for all damages resulting from the installation or removal of any aerial, fan, air conditioner or other device.

         18. Tenant will refer to Landlord for Landlord's supervision, approval and control all contractors, contractor representatives, and installation technicians rendering any service to Tenant, before performance of any contractual service. Such supervisory action by Landlord shall not render Landlord responsible for any work performed for Tenant. This provision shall apply to all work performed in the Building, including, without limitation, the installation of telephones, computer wiring, cabling, electrical devices, attachments and installations of any nature. Tenant shall be solely responsible for complying with all applicable laws, codes and ordinances pursuant to which such work shall be performed.

         19. Landlord may from time to time (without any obligation to do so or liability for not doing so) adopt appropriate systems and procedures for the security or safety of the Building, its occupants, entry and use, or its contents and Tenant, its employees, contractors, agents and invitees shall comply therewith.

         20. Canvassing, soliciting, and peddling in or about the Building is prohibited and Tenant shall cooperate and use reasonable efforts to prevent same.

         21. At no time shall Tenant permit or shall Tenant's agents, employees, contractors, quests, or invitees smoke in any common area of the Building, unless such common area has been declared a designated smoking area by Landlord.

         22. Tenant accepts any and all liability for damages and injuries to persons and property resulting from the serving and sales of alcoholic beverages from the Premises. Nothing contained herein shall be construed as the consent of Landlord to permit the serving or sale of alcoholic beverages on the Premises.

         B. The Landlord reserves the right to rescind any of these rules and make such other and further rules and regulations as in the judgment of Landlord shall from time to time be needed for the safety, protection, care and cleanliness of the Building, the operation thereof, the preservation of good order therein, and the protection and comfort of its tenants, their agents, employees and invitees, which rules when made and notice thereof given to Tenant shall be binding upon him in like manner as if originally herein prescribed.

                                   EXHIBIT "E"
                                   WORK LETTER

         This Exhibit is attached to made a part of the Lease by and between AETNA LIFE INSURANCE COMPANY ("Landlord") and PHYMED, INC., a Texas Corporation ("Tenant").

         A. Definitions. Each term used in this Work Letter shall have the meaning hereinafter set forth:

1. "Architect" shall mean the architect selected by Landlord and responsible for the drafting of the Plans and Specifications and shall coordinate and supervise with the Contractor the construction of the leasehold improvements.

2. "Construction Costs" shall mean all costs incurred in the construction of the leasehold improvements in accordance with the Plans and Specifications, as modified from time to time in accordance with the provisions of this Work Letter. Such costs shall include all hard costs and soft costs to complete the improvements. Hard costs shall include such costs as labor and materials. Soft costs shall include such cost as architectural and engineering fees, but shall exclude any interest incurred on funds expended during the course of the construction. The cost of signage shall not be part of Construction Costs, unless this blank is checked x .

3. "Contractor" shall mean the contractor selected by Landlord and responsible for the construction of leasehold improvements.

4. "Plans and Specifications" shall mean the final plans and specifications for the construction of leasehold improvements mutually agreed upon by Landlord and Tenant, in accordance with the provisions of Section B. 1 of this Work Letter.

5. "Tenant Delay" shall mean any delay in the construction of the Work caused by Tenant for any reason whatsoever. In the event of a Tenant Delay, the Commencement Date shall be accelerated one (1) day for every day of delay caused by Tenant.

6. "Tenant Improvement Allowance" shall mean the sum of $ N/A (or $ 0.00 per square foot of rentable area times N/A square feet of rentable area) which Landlord agrees to pay towards the Construction Costs.

7. "Work" shall mean the construction of leasehold improvements on the Premises in accordance with the Plans and Specifications.


         B. Construction of Premises. Landlord shall cause the Work to be constructed substantially in accordance with the Plans and Specifications. Tenant shall cooperate at all stages to promote the efficient and expeditious completion of the Work. Upon approval of the Plans and Specifications and payment of any excess, as hereinafter described, Landlord shall enter into a construction contract with the Contractor. Landlord makes no representations or warranties as to the Work and shall have no liability therefor; Landlord's sole obligation shall be to enforce any warranty from the Contractor with respect to the Work.

1. Plans and Specifications Approval. Upon execution of the Lease, Tenant shall furnish to Landlord and the Architect preliminary space plans for the construction of the Work which the Architect shall use to prepare and submit to Landlord within the next N/A (___) days the proposed plans and specifications for the Work. Landlord shall thereafter have N/A (___) days within which to approve the proposed plans and specifications or disapprove, in which event, Landlord shall advise Tenant and the Architect, in writing, of the reasons for its disapproval. The Architect shall have N/A (___) days from the date of written disapproval from Landlord to make the adjustments required by Landlord, and resubmit the revised plans and specifications to Landlord and Tenant. Thereafter, Landlord shall again have N/A (___) days to approve or disapprove the revised plans and specifications. If Tenant fails to submit the preliminary space plans on a timely basis, it shall constitute a Tenant Delay. The approval of the Plans and Specifications by Landlord shall not be construed as any representation or warranty by Landlord with respect to the accuracy of the Plans and Specifications or their compliance with applicable laws, including, without limitation, compliance with the Americans With Disabilities Act, for which it shall be the sole responsibility of the Tenant to insure the Premises are in compliance therewith.

2. Tenant's Share of Costs. Tenant shall be liable and pay for all Construction Costs except to the extent of the Tenant Improvement Allowance which shall be paid by Landlord. Upon approval of the Plans and Specifications, Landlord shall obtain estimates of the Construction Costs from the Contractor and furnish copies to Tenant. In the event such estimates exceed the Tenant Improvement Allowance, Tenant shall pay the excess to Landlord within N/A (___) days of the notice from Landlord of the estimate costs and, in any event, before the commencement of construction. If Tenant fails to tender the excess timely, Landlord shall not proceed with construction, and such delay shall constitute a Tenant Delay for each day until the excess is paid. Upon receipt of the excess, Landlord shall cause the Contractor to commence construction. Upon completion of the construction, Landlord shall provide to Tenant an accounting of the final costs, crediting Tenant for the Tenant Improvement Allowance and any excess previously paid to Landlord. If any additional amounts are due and owing for payment of Construction Costs beyond those amounts previously tendered to Landlord, Tenant shall pay same to Landlord within N/A (___) days after the date such accounting was provided to Tenant.

3. Construction of the Work. Following approval of the Plans and Specifications and payment of any excess by Tenant, either the Landlord or the Contractor, as appropriate, shall apply for a building permit, and the Contractor shall commence construction of the Work immediately upon receipt of the permit and proceed with all due diligence until substantial completion. The Work shall be deemed to be substantially complete upon (i) Landlord's obtaining a certificate of occupancy or its equivalent from the appropriate governmental authority and
(ii) the Work is sufficiently complete in accordance with the Plans and Specifications so that Tenant may occupy the Premises, subject to any punchlist items.

4. Unavoidable Delays. Tenant and Landlord acknowledge that there may be unavoidable delays in the construction of the Work. The term "unavoidable delays" shall mean events beyond the control of Landlord or the Contractor, including, without limitation, acts of God, war, civil commotion, strikes, fire, flood, earthquake or other casualty, governmental regulation or restriction and adverse weather conditions or continued possession by prior tenants or occupants.

5. Changes. If Tenant requests a change, alteration or addition after the final Plans and Specifications have been approved, Tenant shall submit same in writing to Landlord and to the Architect. If Landlord approves such change, Landlord shall obtain from the Contractor and provide Tenant with an estimate of the cost of such change. Tenant shall notify Landlord within one (1) business day if Tenant elects to proceed with the change, in which event, Landlord shall incorporate the change into the Plans and Specifications. The cost of such change shall also be incorporated in the calculation of the Construction Costs. If Landlord disapproves of such change, it shall immediately notify Tenant in writing specifying the reasons for such disapproval and the construction shall proceed in accordance with the previously approved, final Plans and Specifications. Any delay in construction time (determined in accordance with he next sentence) caused by such changes shall constitute a Tenant Delay. The
Architect, in his sole discretion, shall determine whether such change necessitates a delay in construction and the length of such delay.

6. Governmental Regulations. Tenant shall be solely responsible for causing the design and construction of the Work to conform to any and all requirements of applicable building, plumbing, electrical and fire codes and the requirements of any authority having jurisdiction over the Work, as such codes and requirements may from time to time be amended or supplemented.

7. Entry by Tenant. During the course of construction of the Work, Tenant may enter the Premises for purposes of inspecting the Work, installing trade fixtures, erecting signs, stocking merchandise and such other Work as may be necessary or desirable to prepare to occupy and conduct its business from the Premises, provided that (i) Tenant assumes the risk of injury to person and damage to its property, (ii) any entry shall be subject to the provisions of this Lease, except that the Lease Term shall not commence and rent shall not be due, and (iii) Tenant shall not unreasonably interfere with the construction of the Work on the Premises. Tenant shall also provide evidence of insurance prior to any such entry. If such entry shall interfere with the construction of the Work, then Tenant shall immediately leave upon the request of Landlord.

         C. Delivery of the Premises. Subject to unavoidable delays, the Work is estimated to be substantially completed for delivery of the Premises to Tenant by the Commencement Date. If an unavoidable delay will prevent the substantial completion of the Work prior to the scheduled Commencement Date, then Landlord will notify Tenant in writing. Upon substantial completion of the Work, Landlord will notify Tenant in writing and afford Tenant an opportunity to inspect the Premises prior to delivery. At the inspection, Landlord and Tenant will prepare and agree upon a punchlist of any items that remain to be completed.

         If the Work is substantially completed to permit delivery of the Premises prior to the Commencement Date, Landlord shall notify Tenant in writing and, should Tenant elects to take occupancy early, then Tenant may inspect the Premises and prepare, with Landlord, a punchlist prior to delivery.

         D. Limitation. This Exhibit shall not be deemed applicable to any additional space added to the original Premises or, in the event of a renewal of the Lease Term, to the original Premises, itself, during the renewal term, unless expressly so provided in the Lease or any amendment thereto.

                                   EXHIBIT "F"

                            COMMENCEMENT DATE LETTER

         This Exhibit is attached to and made a part of the Lease by and between AETNA LIFE INSURANCE COMPANY ("Landlord") PHYMED, INC., a Texas Corporation ("Tenant").

          1.   The Lease Term commenced on September 1, 1999.

          2. The Lease Term will expire on August 31, 2004 , unless renewed or extended.


          3.   Tenant   acknowledges   that  the  Work  has  been  completed  in
accordance with the Plans and Specifications and accepts such Work, subject to any punch list items being completed.

          4. Tenant, further, acknowledges that any tenant improvement allowance owed to Tenant or other obligations of Landlord to Tenant in connection with the Work and all other conditions precedent to the commencement of the Lease Term have occurred and that the Lease is in full force and effect.

          5. There are no existing defenses or offsets which, as of the date hereof, Tenant has against the enforcement of the Lease by Landlord.

         EXECUTED on the ____ day of ____________, 19__.


                                              LANDLORD:

                                              AETNA LIFE INSURANCE COMPANY

                                              By:  Allegis Realty Investors LLC,
                                              Its Investment Advisor and Agent

                                              By:
                                                  ----------------------------

                                              Printed Name:  James G. Hughes
                                              Title:  Vice President

ATTEST:                                       TENANT:

                                              PHYMED, INC., a Texas Corporation

                                              By:
-------------------------------------             ----------------------------
               (Title)
                                              Printed Name:  George Barker
                                              Title:  President

                                   EXHIBIT "M"
                               SPECIAL CONDITIONS

         This Exhibit is attached to and made a part of the Lease by and between AETNA LIFE INSURANCE COMPANY ("Landlord") and PHYMED, INC., a Texas Corporation ("Tenant").

SPECIAL ALTERATIONS AND ADDITIONS BY TENANT

Tenant acknowledges that the Premises presently contain a Magnetic Resonance Imager (MRI) and related equipment, including but not limited to lead shielding and other Leasehold improvements. Should Tenant repair, replace or in any manner alter the MRI or other related equipment in any manner that alters the Project, Building or Premises (specifically including but not limited to the exterior of the Building, the windows, parking areas and landscaping), Tenant will be required to receive landlord's prior written consent to begin such alterations and such consent shall be conditioned upon Landlord's approval of the following:
(i) Tenant's contractor(s); (ii) detailed plans and work specifications of Tenant Alterations; and (iii) certificates of insurance from Tenant's contractor(s) as listed in Paragraph 9 of the Lease. In addition, Tenant must obtain all approvals and permits required by any and all governmental authorities and provide same to Landlord prior to commencement of any work, and after work commences must comply with all conditions of such approvals and permits to perform work in a prompt and expeditious manner with good and sufficient materials. Upon completion of each alteration or upon the demand of Landlord, Tenant shall immediately commence to make any and all repairs to the Project, Building and Premises and return them to their original condition prior to the commencement of the alterations, all at Tenant's sole cost and to Landlord's satisfaction. If Tenant does not commence to make the required repairs or the repairs are not made to Landlord's satisfaction, Landlord may immediately commence to do so, at Tenant's sole cost plus a construction fee of fifteen percent (15%).

MAGNETIC RESONANCE IMAGERS

Notwithstanding anything contained within the Lease to the contrary, Landlord hereby agrees to allow Tenant to assemble and operate Magnetic Resonance Imaging
(MRI) machines within the Leased Premises and to vent the machine's waste gases to the exterior of the building. Tenant agrees to shield the aforementioned MRI machine with a steel enclosure and conform to all applicable governmental standards, guidelines and codes. Design and location of venting machines must be approved by Landlord.

SERVICE BY LANDLORD

Separate meters are currently installed and future meters may be installed at Landlord's option, to measure Tenant's use of electric, water and other utility services as a result of independent janitorial services or the increased use of such metered utility by Tenant. Tenant will be required to pay all such fees associated with installation of submetering and actual submetering, upon demand, with full documentation regarding the method of computation.

D.

Tenant herein agrees that in return for Landlord's permission to allow Tenant to utilize its MRI units within the Leased Premises that Tenant will guarantee to accommodate Landlord or any other effected Tenants in the project as a result of the gauss line emissions or any other type of emissions as a result of its use of its MRI units or any other equipment in the Lease Premises including, but not limited to, the following:

1. Tenant agrees that it will provide, at its sole cost and expense, whatever shielding or other protection is necessary to prevent interference with any electrical or electric equipment of other Tenants within the project that may result from Tenant's use of its MRI units or other equipment within the Leased Premises.

2. If Tenant is not able or willing to provide the necessary shielding or other protections to these suites, Tenant agrees to lease said suites, or, at Landlord's sole discretion, the affected portion of said suite, provided that the unleased portion is in a leasable configuration, (Landlord's sole option), on the same terms and conditions of this Lease except that the rate shall be at the then market rate unless the market rate is less than the rate then in effect on Tenant's Premises in which case the higher rate shall prevail. Additionally, Tenant agrees to pay all cost of relocation (including, but not limited to,

Tenant improvements, relocation of phone systems, reprinting of stationary, moving costs, etc.) of the Tenants of the effected suites and any loss income of any nature to the Landlord (including Landlord's inability to find suitable space for such Tenants within the project and its resulting additional lost income therefrom) as a result of the unwillingness or inability of Tenant to provide the necessary shielding or protection as indicated herein.

3. If Tenant fails to provide the necessary shielding or protection as indicated herein, or in the alternative, fails to pay all costs associated with relocating any Tenants in effected suites, such failure shall constitute an event of default under this Lease and in addition to any other rights and remedies Landlord may have hereunder or at law, Landlord shall have the right, at its sole option to (1) provide whatever shielding or other protection is necessary to prevent interference with any electrical or electric equipment of other Tenants within the project that may result from Tenant's use of its MRI units or other equipment within the Leased Premises, or (2) as provided in subparagraph 2 above.

E.

Tenant herein agrees that it will be responsible for any and all submetering or other electrical alterations, additions, or deletions to the Premises or the project in general as a result of its use of its suite or suites past, present or future. Tenant agrees that upon termination of this Lease for any reason, Tenant shall at its sole cost and at Landlord's option return the electrical system to its condition prior to Tenant's use of the Premises. Additionally, Tenant agrees that it will pay all costs of electrical usage and water usage as a result of after hours and above normal use in its Premises.

F.

Tenant herein agrees and understands that all construction plans for the Leased Premises or future Premises are subject to review and express written approval and supervision of the architects and engineers of Landlord.

G.

In addition to Tenant's obligation set forth in Paragraph D of this Exhibit, at the termination of this Lease, Tenant shall, at its sole cost, and at Landlord's option, remove any improvements made to the Leased Premises by Tenant or Tenant's equipment, including, without limitation, any alterations or additions made to the Leased Premises to accommodate the MRI units or other equipment and restore the Leased Premises to the existing condition as of September 1, 1999, at Tenant's sole cost and expense.

END OF SPECIAL PROVISIONS